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                                               Under 17 C.F.R. Sections 200.80,
                                               200.83 and 230.406


                                                                   Exhibit 10.45




                JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

                                 BY AND BETWEEN

                             NIPPON KAYAKU CO., LTD.

                                       AND

                          SIGNAL PHARMACEUTICALS, INC.



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                                TABLE OF CONTENTS

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1.      DEFINITIONS..........................................................................1

        1.1    "Affiliate"...................................................................1

        1.2    "Allowable Costs and Expenses"................................................2

        1.3    "CNS".........................................................................2

        1.4    "CNS Field"...................................................................2

        1.5    "Collaboration"...............................................................2

        1.6    "Collaboration Know-How"......................................................2

        1.7    "Collaboration Patents".......................................................2

        1.8    "Compound(s)".................................................................3

        1.9    "Commercialization Management Committee"......................................3

        1.10   "Commercialization Plan"......................................................3

        1.11   "Commercializing Party".......................................................3

        1.12   "Confidential Information"....................................................3

        1.13   "Control".....................................................................3

        1.14   "Development".................................................................3

        1.15   "Development Candidate".......................................................3

        1.16   "FDA".........................................................................3

        1.17   "Field".......................................................................3

        1.18   "Initial Joint Development Project"...........................................3

        1.19   "Joint Project"...............................................................3

        1.20   "Joint Project Head"..........................................................3

        1.21   "Know-How"....................................................................4

        1.22   "Net Sales of Other Products".................................................4

        1.23   "Net Sales of Products".......................................................4

        1.24   "Nippon Kayaku Know-How"......................................................4

        1.25   "Nippon Kayaku Patents".......................................................4

        1.26   [***].........................................................................5

        1.27   "NSP6783".....................................................................5

        1.28   "Other Product"...............................................................5

        1.29   "Patent"......................................................................5
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        1.30   "Patent Costs"................................................................5

        1.31   "PNS Field"...................................................................5

        1.32   "Product".....................................................................5

        1.33   "Profit or Loss"..............................................................5

        1.34   "Regulatory Approval".........................................................5

        1.35   "Research"....................................................................6

        1.36   "Research and Development Management Committee"...............................6

        1.37   "Research and Development Plan"...............................................6

        1.38   "Research Lead"...............................................................6

        1.39   "Research Lead Notice"........................................................6

        1.40   "Rest of the World"...........................................................6

        1.41   "Roche Agreement".............................................................6

        1.42   "Signal Know-How".............................................................6

        1.43   "Signal Patents"..............................................................6

        1.44   "Term"........................................................................7

        1.45   "Third Party".................................................................7

        1.46   "Valid Claim".................................................................7

2.      RESEARCH AND DEVELOPMENT PHASE OF COLLABORATION......................................7

        2.1    Research and Development Management Committee.................................7

        2.2    Responsibilities of the RDMC..................................................7

        2.3    Determination of Additional Research Leads....................................9

        2.4    Know-How, Reports and Delivery of Compounds...................................9

        2.5    Management and Staffing of the Initial Joint Development Project.............10

        2.6    Operational Authority and Responsibility of Joint Project Head Under
               the Initial Joint Development Project........................................10

        2.7    Management and Staffing for Other Joint Projects.............................10

        2.8    Contributions................................................................11

        2.9    Expenses.....................................................................12

        2.10   Visiting Personnel...........................................................12

3.      COMMERCIALIZATION PHASE OF COLLABORATION............................................12

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        3.1    Commercialization Management Committee.......................................12

        3.2    Responsibilities of the CMC..................................................12

        3.3    Contributions................................................................14

        3.4    Commercialization Expenses...................................................14

        3.5    Regulatory Filings...........................................................14

        3.6    Product Marketing Plans......................................................14

        3.7    Product Brand Names..........................................................14

        3.8    Contracting for Services.....................................................14

        3.9    Supply of Bulk Drug Substance and Drug Product...............................15

4.      SHARING OF PROFITS OR LOSSES; OTHER PAYMENTS........................................15

        4.1    Sharing of Profits or Losses, Allowable Costs and Expenses and Costs of
               Goods Sold...................................................................15

        4.2    Nippon Kayaku Royalties on Sales of Products in Japan........................16

        4.3    Royalties on Sales of Products Outside the Field.............................16

        4.4    Royalties on Sales of Other Products in the Field............................16

        4.5    Royalties on Sales of Other Products Outside the Field.......................16

        4.6    Reduction of Participation...................................................17

        4.7    Revenues on Joint License to the Third Party.................................17

5.      ROYALTY OBLIGATIONS.................................................................17

        5.1    Royalties for Sales of Products or Other Products............................17

        5.2    Foreign Exchange.............................................................17

        5.3    Blocked Currency.............................................................17

        5.4    Taxes........................................................................17

        5.5    Payment and Reporting........................................................17

        5.6    Duration.....................................................................18

        5.7    Accounting...................................................................18

        5.8    Sales by Licensees and Sublicensees..........................................18

6.      LICENSE GRANTS......................................................................19

        6.1    Licenses During Collaboration................................................19

        6.2    Commercialization Licenses for Other Products and Outside the Field..........21

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        6.3    Licenses and Sublicenses.....................................................22

        6.4    Duration of Licenses.........................................................22

7.      CONFIDENTIALITY; PUBLICATIONS.......................................................22

        7.1    Confidentiality; Exceptions..................................................22

        7.2    Authorized Disclosure........................................................23

        7.3    Publications.................................................................23

        7.4    Public Disclosure............................................................23

8.      OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS................................24

        8.1    Ownership of Collaboration Patents; Nippon Kayaku Patents; Signal
               Patents......................................................................24

        8.2    Patent Filings...............................................................24

        8.3    Enforcement Rights...........................................................25

9.      REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY.........................................26

        9.1    Representations and Warranties...............................................26

        9.2    Limitation on Warranties.....................................................27

        9.3    Negative Covenants...........................................................27

10.     TERM AND TERMINATION................................................................27

        10.1   Term.........................................................................27

        10.2   Termination For Breach.......................................................28

        10.3   Termination For Bankruptcy...................................................28

        10.4   Surviving Rights.............................................................28

        10.5   Accrued Rights; Surviving Obligations........................................28

        10.6   Termination Not Sole Remedy..................................................28

11.     INDEMNIFICATION; INSURANCE..........................................................29

        11.1   Research and Development Indemnification.....................................29

        11.2   Indemnification Procedures...................................................29

        11.3   Insurance....................................................................29

12.     DISPUTE RESOLUTION..................................................................29

        12.1   Disputes.....................................................................29

        12.2   Dispute Resolution Procedures................................................30

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13.     MISCELLANEOUS.......................................................................30

        13.1   Assignment...................................................................30

        13.2   Consents Not Unreasonably Withheld...........................................31

        13.3   Force Majeure................................................................31

        13.4   Further Actions..............................................................31

        13.5   No Trademark Rights..........................................................31

        13.6   Notices......................................................................31

        13.7   Waiver.......................................................................32

        13.8   Severability.................................................................32

        13.9   Ambiguities..................................................................32

        13.10  Counterparts.................................................................32

        13.11  Entire Agreement.............................................................33

        13.12  Governing Law................................................................33

        13.13  Headings.....................................................................33




                                       v.

                JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT


      THIS JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the "Agreement") is made effective as of February 9, 2000 (the "Effective Date") by and between NIPPON KAYAKU CO., LTD., a Japanese corporation ("Nippon Kayaku"), having its principal place of business at Tokyo Fujimi Building, 11-2, Fujimi 1-chome, Chiyoda-ku, Tokyo 102-8172, Japan, and SIGNAL PHARMACEUTICALS, INC., a California corporation ("Signal"), having its principal place of business at 5555 Oberlin Drive, San Diego, California 92121, U.S.A. (each, a "Party" and, collectively, the "Parties").

                                    RECITALS

      WHEREAS, Nippon Kayaku and Signal are parties to that certain Collaboration Agreement dated February 9, 1998 (the "Collaboration Agreement");

      WHEREAS, pursuant to Section 3.1 of the Collaboration Agreement, the Parties desire to establish a collaborative relationship to develop and commercialize novel drug products based on or derived from compounds identified under the Collaboration Agreement for the treatment and prevention of diseases and disorders of the peripheral nervous system and central nervous system on the terms and subject to the conditions set forth herein; and

      WHEREAS, this Agreement is intended to supersede and replace the Collaboration Agreement in its entirety.

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, do hereby agree as follows:

1.    DEFINITIONS

      For the purposes of this Agreement, the following terms, whether used in their singular or plural form, shall have the respective meanings set forth below.

      1.1 "AFFILIATE" shall mean an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which (directly or indirectly) is controlled by, controls or is under common control with a Party. For the purposes of this definition, the term "control" (including, with correlative meanings, the terms "controlled by" and "under common control with") as used with respect to any Party, shall mean the possession (directly or indirectly) of at least fifty percent (50%) of the outstanding voting securities of a corporation or comparable equity interest in any other type of entity, or, where the laws of the jurisdiction in which such entity operates prohibit ownership by a Party of fifty percent (50%), such ownership shall be at the maximum level of ownership allowed by such laws.



                                       1.

      1.2 "ALLOWABLE COSTS AND EXPENSES" shall have the meaning provided in Exhibit B hereto.

      1.3   "CNS" shall mean the central nervous system.

      1.4 "CNS FIELD" shall mean the treatment or prevention of CNS diseases or disorders.

      1.5 "COLLABORATION" shall mean the activities, rights and obligations of Nippon Kayaku and Signal encompassed in their relationship in accordance with the Collaboration Agreement during the term thereof (and the rights and obligations that survive such term) and this Agreement during the Term hereof (and the rights and obligations that survive such Term).

      1.6 "COLLABORATION KNOW-HOW" shall mean Know-How: (i) relating to Compounds (including, without limitation, their structure, function and formulation); (ii) relating to results and data from animal studies conducted as part of the Research or Development under the Collaboration Agreement or this Agreement in accordance with the Research and Development Plan; (iii) otherwise arising from or in connection with the conduct of the Research or Development under the Collaboration Agreement or this Agreement in accordance with the Research and Development Plan and jointly owned by or within the common Control of the Parties, their respective Affiliates, licensees and sublicensees or purchasers and assignees of their rights or obligations hereunder; (iv) relating to results and data from preclinical and clinical studies conducted under this Agreement in accordance with the Research and Development Plan; (v) relating to commercialization, marketing, sales, finance, manufacturing, business or other activities, data or plans with respect to Development Candidates or Products under this Agreement; or (vi) otherwise arising from or in connection with the conduct of activities under this Agreement and jointly owned by or within the common Control of the Parties, their respective Affiliates, licensees and sublicensees or purchasers and assignees of their rights or obligations hereunder, but excluding Collaboration Patents.

      1.7 "COLLABORATION PATENTS" shall mean all Patents that claim or cover inventions: (i) made jointly (as determined in accordance with the rules of inventorship under United States patent law) by officers, employees, consultants or agents of Signal, one of its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder , on the one hand, and officers, employees, consultants or agents of Nippon Kayaku or one of its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder, on the other hand, in connection with activities conducted pursuant to the Collaboration Agreement or this Agreement;
(ii) which come under the common Control of Signal or one of its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder, on the one hand, and Nippon Kayaku or one of its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder, on the other hand, prior to the end of the Term; or
(iii) based on or derived from a Compound and conceived or reduced to practice during the Research Term under the Collaboration Agreement (as defined therein) or during the Term of this Agreement by officers, employees, consultants, agents of one or more of the Parties, their Affiliates, licensees and sublicensees or purchasers and assignees of their rights or obligations hereunder. A list of the Collaboration Patents as of the Effective Date is set forth on Schedule III.



                                       2.

      1.8 "COMPOUND(s)" shall mean: (a) NSP6783; (b) [***]; (c) any small-molecule compound based on or derived from NSP6783 or [***]; (d) any compound series based on or derived from, or any analog or modification of, NSP6783 or [***]; or (e) any compound or series of compounds which is either synthesized through medicinal chemistry and combinatorial chemistry techniques or identified through searching the database of Signal's or Nippon Kayaku's compound library as described in Section 2.4(c) of the Collaboration Agreement or Section 2.4(c) of this Agreement, that, in each case, is identified, or is acquired or licensed, by one or both of the Parties pursuant to the Collaboration Agreement or this Agreement.

      1.9 "COMMERCIALIZATION MANAGEMENT COMMITTEE" or "CMC" shall mean the committee established pursuant to Section 3.2 hereof.

      1.10  "COMMERCIALIZATION PLAN" shall have the meaning provided in Section
3.1 hereof.

      1.11  "COMMERCIALIZING PARTY" shall have the meaning provided in Section
5.1.

      1.12  "CONFIDENTIAL INFORMATION" shall have the meaning provided in
Section 7.1.

      1.13 "CONTROL" shall mean possession of the ability, whether by ownership or license, to grant a license or sublicense as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.

      1.14 "DEVELOPMENT" shall mean all work performed by the Parties or on their behalf pursuant to this Agreement directed towards or in connection with the identification, development or Regulatory Approval of Development Candidates or Products.

      1.15 "DEVELOPMENT CANDIDATE" shall mean a Research Lead that the RDMC has determined to be suitable for preclinical and clinical development hereunder.

      1.16  "FDA" shall mean the United States Food and Drug Administration.

      1.17  "FIELD" shall mean the PNS Field and the CNS Field.

      1.18 "INITIAL JOINT DEVELOPMENT PROJECT" shall mean the Joint Project regarding the development of Development Candidates and Products containing or comprising NSP6783 for the prevention or treatment of chemotherapy-induced neuropathies.

      1.19 "JOINT PROJECT" shall mean any research and development project in the Field that is approved by the RDMC as part of a Research and Development Plan.

      1.20  "JOINT PROJECT HEAD" shall mean:

            (a) in the case of the Initial Joint Development Project, an employee of Nippon Kayaku or its Affiliates who shall be experienced in clinical and regulatory matters pertaining to the development of drug products and who is designated by Nippon Kayaku as the head of the Initial Joint Development Project; and



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            (b)   in the case of any other Joint Project, an employee of a Party or its Affiliates who shall be experienced in clinical and regulatory matters pertaining to the development of drug products and reasonably acceptable to the other Party and who is designated by the RDMC as the head of such Joint Project.

      1.21 "KNOW-HOW" shall mean techniques, data, materials and chemicals materially relating to the Field, including, without limitation, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological and clinical test data, regulatory filings and submissions, analytical and quality control data, patent and legal data or descriptions, and manufacturing, marketing, sales or finance data.

      1.22 "NET SALES OF OTHER PRODUCTS" shall mean the gross amounts invoiced for sales of Other Products by Signal or Nippon Kayaku, as the case may be, and its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder to Third Parties pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under Section 13.1 less (a) discounts actually granted, (b) credits or allowances actually granted upon claims, damaged goods, rejections or returns of any such Other Product, including recalls, (c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of any such Other Product, to the extent billed and (d) taxes, duties or other governmental charges (other than income taxes) levied on, absorbed or otherwise imposed on sales of any such Other Products. Sales of Other Products for use in clinical trials prior to receipt of Regulatory Approval for such Other Products shall not be included in Net Sales of Other Products.

      1.23 "NET SALES OF PRODUCTS" shall mean the gross amounts invoiced for sales of Products by Signal or Nippon Kayaku, as the case may be, and its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder to Third Parties pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under Section 13.1 less (a) discounts actually granted, (b) credits or allowances actually granted upon claims, damaged goods, rejections or returns of any such Product, including recalls, (c) freight, postage, shipping and insurance charges actually allowed or paid for delivery of any such Product, to the extent billed and (d) taxes, duties or other governmental charges (other than income taxes) levied on, absorbed or otherwise imposed on sales of any such Products. Sales of Products for use in clinical trials prior to receipt of Regulatory Approval for such Products shall not be included in Net Sales of Products.

      1.24 "NIPPON KAYAKU KNOW-HOW" shall mean Know-How that is (i) owned or within the Control of Nippon Kayaku, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder of Nippon Kayaku prior to the end of the Term and (ii) necessary or useful for the research, development, manufacture, use, sale or import of products pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under Section 13.1, but excluding Nippon Kayaku Patents, Collaboration Know-How, Collaboration Patents, Signal Know-How and Signal Patents.

      1.25 "NIPPON KAYAKU PATENTS" shall mean all Patents owned or Controlled by Nippon Kayaku, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder of Nippon Kayaku (excluding Collaboration Patents and Signal Patents)



                                       4.

necessary or useful for the research, development, manufacture, use, sale or import of products pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under Section 13.1, where such Patents cover (i) inventions made prior to the Effective Date of this Agreement, (ii) inventions made solely by officers, employees, consultants or agents of Nippon Kayaku, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder of Nippon Kayaku after the Effective Date and prior to the end of the Term (but specifically excluding Collaboration Patents covered by Section 1.7(iii) and Signal Patents), or (iii) inventions which come under the Control of Nippon Kayaku, its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder after the Effective Date and prior to the end of the Term; a list of the Nippon Kayaku Patents as of the Effective Date is set forth on Schedule I.

      1.26 "[***]" shall mean the compound Controlled by Nippon Kayaku known as [***] and described on Exhibit A to the Collaboration Agreement.

      1.27 "NSP6783" shall mean the compound known as NSP6783, which was identified pursuant to the Collaboration Agreement and described on Exhibit A hereto.

      1.28 "OTHER PRODUCT" shall mean any pharmaceutical product based on or derived from a Compound other than a Research Lead, Development Candidate or Product.

      1.29 "PATENT" shall mean (i) foreign and domestic Letters Patent including one or more Valid Claims, including any extension (including Supplemental Protection Certificate), registration, confirmation, reissue, continuation, divisional, continuation-in-part, reexamination or renewal thereof, and (ii) pending applications for any of the foregoing.

      1.30 "PATENT COSTS" shall mean the out-of-pocket fees and expenses paid to outside legal counsel and other Third Parties and filing, prosecution and maintenance expenses incurred in connection with the establishment and maintenance of rights under Patents.

      1.31 "PNS FIELD" shall mean the treatment or prevention of diabetic neuropathy, chemotherapy-induced neuropathy or other diseases or disorders of the peripheral nervous system in humans but specifically excluding therapeutic and diagnostic products directed at pain, lower urinary tract dysfunction and peripheral vascular disease; provided, however, that to the extent, if any, that the rights of Roche Bioscience, a Division of Syntex (U.S.A.) Inc. in the PNS Field under the Roche Agreement terminate, the foregoing exclusion shall no longer be effective.

      1.32 "PRODUCT" shall mean any pharmaceutical product based on or derived from any Research Lead that (a) has been designated a Development Candidate, (b) has received Regulatory Approval, and (c) is covered by one or more of Signal Patents, Signal Know-How, Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents or Collaboration Know-How.

      1.33 "PROFIT OR LOSS" shall have the meaning provided in Exhibit B hereto.

      1.34 "REGULATORY APPROVAL" shall mean any approval (including price and reimbursement approvals), licenses, registrations or authorizations of any supra-national, federal, state or local regulatory agency, department, bureau or other government entity, necessary for the



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manufacture, use, storage, import, transport or sale of a pharmaceutical product in a regulatory jurisdiction.

      1.35 "RESEARCH" shall mean all work in the Field performed by the Parties or on their behalf pursuant to the Collaboration Agreement or this Agreement directed towards or in connection with the discovery, identification and investigation of Research Leads.

      1.36 "RESEARCH AND DEVELOPMENT MANAGEMENT COMMITTEE" or "RDMC" shall mean the committee established pursuant to Section 2.2 hereof.

      1.37  "RESEARCH AND DEVELOPMENT PLAN" shall have the meaning provided in
Section 2.1 hereof.

      1.38 "RESEARCH LEAD" shall mean a Compound identified by either Party (separately or jointly) pursuant to the Collaboration Agreement or this Agreement showing a certain potentiality (potency, selectivity and other parameters determined by the RMDC) determined by the RDMC.

      1.39  "RESEARCH LEAD NOTICE" shall have the meaning provided in Section
2.3.

      1.40  "REST OF THE WORLD" shall mean the entire world excluding Japan.

      1.41 "ROCHE AGREEMENT" shall mean the Research Collaboration Agreement dated August 26, 1996 between Signal and Roche Bioscience, a Division of Syntex (U.S.A.) Inc., a Delaware corporation.

      1.42 "SIGNAL KNOW-HOW" shall mean Know-How that is (i) owned or within the Control of Signal, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder prior to the end of the Term and
(ii) necessary or useful for the research, development, manufacture, use, sale or import of products pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under Section 13.1, but excluding Signal Patents, Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How.

      1.43 "SIGNAL PATENTS" shall mean all Patents owned or Controlled by Signal, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder (excluding Collaboration Patents and Nippon Kayaku Patents) necessary or useful for the research, development, manufacture, use, sale or import of products pursuant to one or more of the licenses and sublicenses granted under Article 6 and one or more of the rights obtained under
Section 13.1 where such Patents cover (i) inventions made prior to the Effective Date of this Agreement, (ii) inventions made solely by officers, employees, consultants or agents of Signal, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder after the Effective Date and prior to the end of the Term (but specifically excluding Collaboration Patents covered by Section 1.7(iii) and Nippon Kayaku Patents), or
(iii) inventions which come under the Control of Signal, its Affiliate, licensee and sublicensee or purchaser and assignee of its rights or obligations hereunder after the Effective Date and prior to the end of the Term; a list of the Signal Patents as of the Effective Date is set forth on Schedule II.



                                       6.

      1.44  "TERM" shall have the meaning provided in Section 10.1.

      1.45 "THIRD PARTY" shall mean any entity or individual other than Signal, Nippon Kayaku and Affiliates of either.

      1.46 "VALID CLAIM" shall mean a claim of an issued patent which claim has not lapsed, been canceled or become abandoned and has not been declared invalid by a court or other appropriate body of competent jurisdiction, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer.

2.    RESEARCH AND DEVELOPMENT PHASE OF COLLABORATION.

      2.1 RESEARCH AND DEVELOPMENT MANAGEMENT COMMITTEE. The purpose of the Collaboration is (a) to discover, and conduct further Research of, Research Leads identified under the Collaboration Agreement or this Agreement, and (b) to identify Research Leads suitable for designation as Development Candidates and for development into Products for commercialization in the Field. The Parties agree that, with respect to each Research Lead or Development Candidate, all Research and Development activities shall be conducted as specified in a written long-term research and development plan and an annual research and development plan and budget to be coordinated and approved by the Research and Development Management Committee, as such research and development plans and budgets may be amended from time to time in writing by the RDMC (collectively, a "Research and Development Plan"), with each Party to use commercially reasonable and diligent efforts (as defined below) to perform its responsibilities under each such Research and Development Plan.

      2.2 RESPONSIBILITIES OF THE RDMC. The Parties shall establish a Research and Development Management Committee ("RDMC") promptly after the date of the execution of this Agreement. The RDMC shall be comprised of three (3) representatives of each Party or such greater number of representatives as the Parties may mutually agree, with at least one of each Party's representatives having Development responsibility and one of each Party's representatives having business management responsibility for such Party. The initial members of the RDMC are set forth on Schedule IV. Either Party may appoint substitute or replacement members of the RDMC to serve as their representatives as long as any such substitutes or replacements are persons of comparable standing and authority within the Parties' organizations. Decisions by the RDMC shall be made by unanimous vote. The RDMC shall continue in existence for so long as Research is ongoing or at least one Research Lead or Development Candidate is in ongoing Research or Development hereunder. The RDMC shall have the responsibility and authority, except for Japan, to:

            (a) Determine the overall strategy and policies for Research regarding the identification of additional Research Leads and Development of Development Candidates and Products;

            (b) Plan, monitor and prioritize Research activities, including approving, reviewing and modifying the Research and Development Plan and determining whether a Compound is a Research Lead, and Development activities, including approving, reviewing and



                                       7.

modifying the long-range, annual and periodic (e.g., quarterly and monthly) Research and Development Plans;

            (c) Determine whether a Research Lead meets criteria established by the RDMC for initiating, continuing or discontinuing development of a Development Candidate;

            (d) Determine the principal indications and clinical and geographical markets for which Development Candidates shall be developed;

            (e) Evaluate the results and discuss information relating to Research, Development and commercialization activities hereunder;

            (f) Review scientific and business publications and presentations of the Parties regarding Research, Development and commercialization activities hereunder;

            (g) Determine the suitability of Third Party contract services for carrying out Research, Development and commercialization activities hereunder, including preclinical and clinical studies and Product marketing, sales, distribution and manufacturing;

            (h) Assign responsibility for the conduct of clinical studies and pursuit of Regulatory Approvals and the filing of drug approval applications for Products;

            (i) Determine the number of Nippon Kayaku and Signal employees (other than the Joint Project Head of the Initial Joint Development Project) and external consultants to be assigned to the Collaboration and otherwise allocate resources among Joint Projects;

            (j) Review and approve a Research and Development Plan for each Research Lead, Development Candidate and Product through, and following, Regulatory Approval;

            (k) Determine the suitability of a certain Third Party to be the licensee and sublicensee which shall obtain jointly from Nippon Kayaku and Signal the right to share the Profit or Loss by contributing development of Research Lead, Development Candidate or Product. The RDMC shall also review (but shall not have the authority to approve or prohibit) either Party's license or sublicense to a Third Party;

            (l)   Determine the definition of the Project set forth in Section
4.6;

            (m) Evaluate and select Compounds for license or acquisition as part of the Collaboration; and

            (n) Determine whether providing clinicians or clinical investigators with samples of Research Leads or Development Candidates prior to Regulatory Approval is permissible.

      Either Party may refer any dispute to the appropriate officers of the Parties for consideration and resolution pursuant to Article 12. The RDMC shall meet at least once per calendar quarter, with two (2) of such meetings per calendar year being conducted in each of San



                                       8.

Diego, California and Tokyo, Japan, or at such other times and places agreed to by the Parties, until the end of the Term.

      2.3 DETERMINATION OF ADDITIONAL RESEARCH LEADS. Upon the identification by one or both of the Parties pursuant to this Agreement of a Research Lead, such Party or Parties shall promptly provide notice thereof (the "Research Lead Notice"), which notice shall include all relevant data regarding such Research Lead, to the RDMC and, if applicable, the other Party.

      2.4   KNOW-HOW, REPORTS AND DELIVERY OF COMPOUNDS.

            (a) Each Party shall disclose to the other Party all Collaboration Know-How learned, acquired or discovered by such Party, or its Affiliates, licensors (where permitted), licensees or sublicensees, at any time on or before the end of the Term, as promptly as is reasonably practicable after such Collaboration Know-How is learned, acquired or discovered. At the time of effectiveness of any license granted hereunder, Signal and/or Nippon Kayaku, as appropriate under the license granted, (i) shall make available and disclose to the other Party such Signal Know-How or Nippon Kayaku Know-How, as the case may be, known by such Party as of such date, and (ii) shall also disclose any Signal Know-How or Nippon Kayaku Know-How, as the case may be, learned, acquired or discovered by such Party or its Affiliates, licensees or sublicensees at any time thereafter for so long as such license continues in full force and effect, as promptly as is reasonably practicable after such Signal Know-How or Nippon Kayaku Know-How is learned, acquired or discovered. The Parties shall exchange written reports (with copies to the RDMC) presenting a meaningful summary of research, development and commercialization activities performed under this Agreement, at a frequency to be determined from time to time by the RDMC (but in any event at least monthly). Each Party shall provide the other with raw data, including QSAR, for work carried out in the course of such activities, if reasonably requested by the other Party. Know-How and other information regarding the Collaboration disclosed by one Party to the other Party pursuant hereto may be used only in accordance with the rights granted under this Agreement.

            (b) All Compounds synthesized in the course of any Research hereunder shall first be used for purposes of the Collaboration. When the RDMC determines that Compounds are not suitable for pursuit under the Collaboration, then, to the extent Signal is not contractually prohibited under the terms of its collaboration agreements in existence as of the Effective Date, such Compound shall be freely available for testing by each of the Parties in their other research and development programs and use outside the Field by each of the Parties in accordance with the terms of this Agreement. Upon termination of the rights of Roche Bioscience in the PNS Field provided in Section 1.31, Signal shall provide notice thereof to Nippon Kayaku.

            (c) It is understood, and the Parties hereby acknowledge and agree, that as either Party's chemists develop structure-activity relationships from the active analogues of NSP6783 and/or [***] in the course of the Collaboration, that Party shall, using its database management program, conduct sub-structure searches of such Party's compound library for compounds to screen in the Collaboration, which may include compounds made or acquired in such Party's existing or future programs (where permitted). Any of these compounds that are not active in such programs' assays shall be evaluated in the Collaboration, regardless of whether such compounds were made or acquired as part of such programs.



                                       9.

                      *** Confidential Treatment Requested

            (d) All Research Leads and analogs thereof synthesized by one Party in the course of the Collaboration shall be made available, together with their chemical structures, to the other Party promptly upon request.

      2.5 MANAGEMENT AND STAFFING OF THE INITIAL JOINT DEVELOPMENT PROJECT. One employee of Nippon Kayaku or its Affiliates, who shall be experienced in clinical and regulatory matters pertaining to the development of drug products and who shall be reasonably acceptable to Signal, shall be designated the Joint Project Head of the Initial Joint Development Project. All other employees of either Party or its Affiliates assigned to the Initial Joint Development Project shall be determined by the RDMC. Any Nippon Kayaku or its Affiliates' employee(s) responsible for carrying out clinical development and regulatory affairs activities in the United States under the Initial Joint Development Project shall be assigned by the RDMC and based in offices of Nippon Kayaku, its Affiliates or Signal located in the United States. Such Nippon Kayaku or its Affiliates' employee(s) shall be under the primary direction of Nippon Kayaku management and adjusted from time to time as the requirements of the Initial Joint Development Project demand and the RDMC determines. Participation of clinical and regulatory employees of Signal in the Initial Joint Development Project shall be determined in advance as part of the Research and Development Plan and adjusted from time to time as the requirements of the Initial Joint Development Project demand and the RDMC determines. Such Signal employee(s) shall report to and be under the primary direction of Signal management but shall also take direction (consistent with the Research and Development Plan and the terms of this Agreement) from the Joint Project Head for the Initial Joint Development Project on matters regarding Product development activities.

      2.6 OPERATIONAL AUTHORITY AND RESPONSIBILITY OF JOINT PROJECT HEAD UNDER THE INITIAL JOINT DEVELOPMENT PROJECT. With regard to clinical development activities under the Initial Joint Development Project, the Joint Project Head shall have primary authority and responsibility for: (a) coordinating day-to-day activities under the Initial Joint Development Project; (b) concluding and managing contractual agreements with Third Parties (e.g., CRO's and consultants); (c) managing the receipt and payment of funds for Collaboration activities; (d) managing the collection, analysis and reporting of Initial Joint Development Project data and information; and (e) recommending to the RDMC any changes in staffing of the Initial Joint Development Project. Such Joint Project Head shall carry out his or her duties: (i) either directly or by assigning other Nippon Kayaku, Signal or their Affiliates' employees to carry out such activities; (ii) in a manner consistent with the Research and Development Plan regarding the Initial Joint Development Project; and (iii) according to policies approved by the RDMC. It is further agreed that such Joint Project Head shall maintain regular communications with and, to the extent such guidance is consistent with achieving the Initial Joint Development Project's goals, take guidance from the heads of clinical development and regulatory affairs of both Nippon Kayaku and Signal, including regular briefings on recent developments and future plans under the Initial Joint Development Project.

      2.7 MANAGEMENT AND STAFFING FOR OTHER JOINT PROJECTS. For any Joint Projects other than the Initial Joint Development Project, the RDMC shall determine the appropriate Joint Project Head and make other personnel assignments to such Joint Project. Other provisions in Sections 2.5 and 2.6 shall be applied to Other Joint Projects.



                                      10.

      2.8   CONTRIBUTIONS.

            (a) BY SIGNAL. Once the RDMC has designated a Compound as a Research Lead, the RDMC shall determine which Signal personnel shall be assigned to the applicable Joint Project. Signal agrees to exert commercially reasonable and diligent efforts to perform its obligations under each Research and Development Plan. In the performance of such work, Signal shall maintain and utilize scientific and other staff (including consultants), laboratories, offices and other facilities consistent with such undertaking. All employees and consultants of Signal who are assigned to the Collaboration shall be required to sign a proprietary information and confidentiality agreement assigning to Signal all rights to any inventions pertaining to the Collaboration.

            (b) BY NIPPON KAYAKU. With respect to the Initial Joint Development Project, Nippon Kayaku shall be responsible for: (a) designating the Joint Project Head; and (b) diligently managing and conducting, or contracting for the conduct of, Research, Development and commercialization activities with respect to NSP6783 in Japan. Once the RDMC has designated any other Compound as a Research Lead or Development Candidate, the RDMC shall determine which Nippon Kayaku or its Affiliates' personnel shall be assigned to the applicable Joint Project. Nippon Kayaku agrees to exert commercially reasonable and diligent efforts to perform its obligations under each Research and Development Plan. In the performance of such work, Nippon Kayaku shall maintain and utilize scientific and other staff (including consultants), laboratories, offices and other facilities consistent with such undertaking. All employees and consultants of Nippon Kayaku or its Affiliates who are assigned to the Collaboration shall be required to sign a proprietary information and confidentiality agreement assigning to Nippon Kayaku all rights to any inventions pertaining to the Collaboration. Nippon Kayaku shall provide written reports on the plan and progress of development of a Research Lead or Development Candidate in Japan to the RDMC on a quarterly basis until the filing of drug approval application for a Product. Nippon Kayaku shall, at Signal's request, provide Signal of all clinical data obtained during the clinical trial conducted by Nippon Kayaku or on its behalf in Japan in the Field. Such clinical data may be used in Development by Signal, its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder.

            (c) BY NIPPON KAYAKU AND SIGNAL, JOINTLY, OR BY A THIRD PARTY. With respect to Research Leads, Development Candidates and Products in the PNS Field, both Nippon Kayaku and Signal shall jointly carry out, or contract with Third Parties for the conduct of, Research, Development and commercialization activities in the Rest of the World. With respect to Research Leads, Development Candidates and Products in the CNS Field, both Parties shall have the option, upon mutual consent, to contract with a Third Party expert in the CNS Field to provide funding and assume certain responsibilities for Research, Development and commercialization in the Rest of the World.

            (d) COMMERCIALLY REASONABLE AND DILIGENT EFFORTS. As used herein, the term "commercially reasonable and diligent efforts" shall mean, unless the Parties agree otherwise in writing, those efforts consistent with the exercise of prudent scientific and business judgment, as applied to research activities conducted with regard to other products of similar potential and market size. In the event of any unanticipated and severe changes in regulatory affairs or technical developments or in the event of extreme conditions or similar unforeseen



                                      11.

events with respect to the Research and Development Plans, the Parties agree to discuss such changed circumstances and appropriate mechanisms to address them.

      2.9 EXPENSES. All costs and expenses incurred for research and development of Research Leads, Development Candidates and Products shall be shared equally by the Parties in accordance with Exhibit B hereto, provided that such costs and expenses are in accordance with the applicable Research and Development Plan, excluding costs and expenses incurred by or on behalf of Nippon Kayaku in connection with the development and commercialization of Products in Japan, which costs and expenses shall be borne solely by Nippon Kayaku. In determining Allowable Costs and Expenses and Costs of Goods Sold, any Party providing project-specific support-activities (e.g., laboratory research, animal pharmacology and toxicology, manufacturing, QA/QC, clinical development, regulatory affairs or clinical data management) may calculate the fully-burdened cost and expense of providing such support activity, including both project-specific variable costs and expenses and Allocable Overhead (as such term is defined in Exhibit B hereto), using standard activity-based project costing methods and otherwise in accordance with Exhibit B hereto.

2.10 VISITING PERSONNEL. Nippon Kayaku may, at its option, send up to [***] visiting personnel of Nippon Kayaku and its Affiliates with clinical development or regulatory affairs expertise to Signal's facilities in San Diego for a duration determined by the RDMC. [***] Nippon Kayaku shall be responsible for such scientists' living expenses, and Signal shall provide office and/or laboratory space and supervision. Such personnel shall sign Signal's standard form of Confidential Disclosure Agreement. Signal shall give Nippon Kayaku's or its Affiliates' personnel full and correct instructions necessary to avoid any loss, damage, death or injury, and Nippon Kayaku shall cause such personnel to obey such instructions.

3.    COMMERCIALIZATION PHASE OF COLLABORATION.

      3.1 COMMERCIALIZATION MANAGEMENT COMMITTEE. The Parties agree that, with respect to each Product, all commercialization activities (excluding Nippon Kayaku's commercialization activities with respect to Products in Japan) shall be conducted as specified in a written long-term commercialization plan and an annual commercialization plan and budget to be coordinated and approved by the Commercialization Management Committee, as such commercialization plans and budgets may be amended from time to time in writing by the CMC (collectively, a "Commercialization Plan"), with each Party to use commercially reasonable and diligent efforts (as defined above) to perform its responsibilities under each such Commercialization Plan.

      3.2 RESPONSIBILITIES OF THE CMC. The Parties shall establish a Commercialization Management Committee ("CMC") promptly after a Development Candidate is entered into the first Phase III clinical trial. The CMC shall be comprised of three (3) representatives of each Party or such greater number of representatives as the Parties may mutually agree, with at least one of each Party's representatives having sales and marketing responsibility and one of each Party's representatives having senior business management responsibility for such Party. The initial members of the CMC shall be determined at the time the CMC is established. Either Party



                                      12.

                      *** Confidential Treatment Requested
may appoint substitute or replacement members of the CMC to serve as their representatives as long as any such substitutes or replacements are persons of comparable standing and authority within the Parties' organizations. Decisions by the CMC shall be made by unanimous vote. The CMC shall continue in existence for so long as at least one Development Candidate or Product is in ongoing development or commercialization hereunder. With respect to commercialization of Products in the Rest of the World, the CMC shall have the responsibility and authority to:

            (a) Oversee the commercialization of Products, including commercialization planning, Product manufacturing and inventory planning, annual budgeting, marketing, sales, distribution and post-Regulatory Approval clinical development of Products;

            (b) Monitor, review and comment on costs incurred by the Parties in the manufacture, marketing, sale, distribution and post-Regulatory Approval clinical development of Products;

            (c)   Review and comment on the Commercialization Plans;

            (d) Receive and provide to the Parties all sales, pricing, and financial reports pertaining to Commercialization of Products;

            (e) Recommend to the RDMC the principal indications and delivery routes for all Products;

            (f) Determine the party (Nippon Kayaku, Signal, their Affiliates or Third Party, solely or jointly) which shall be responsible for preparing and submitting regulatory filings in all countries worldwide, except for Japan where Nippon Kayaku shall have primary responsibility for all regulatory filings;

            (g)   Make pricing decisions with respect to Products;

            (h) Facilitate the flow of information with respect to the commercialization of Products; and

            (i) Determine on a country-by-country basis the party (Nippon Kayaku, Signal, their Affiliates or Third Party, solely or jointly) which shall conduct development and commercialization of a Development Candidate and Product.

      Either Party may refer any dispute to the appropriate officers of the Parties for consideration and resolution pursuant to Article 12. The CMC shall meet at least once per calendar quarter, with two (2) of such meetings per calendar year being conducted in each of San Diego, California and Tokyo, Japan, or at such other times and places agreed to by the Parties, until the end of the Term.



                                      13.

      3.3 CONTRIBUTIONS. Each Party's respective rights and responsibilities for manufacturing, sales and marketing activities shall be determined by the CMC at such time as sufficient clinical trial and market information regarding a Product is available (which time shall be determined by the RDMC).

            (a) BY SIGNAL. Signal agrees to exert commercially reasonable and diligent efforts to perform its obligations under the Commercialization Plan. In the performance of such work, Signal shall maintain and utilize such staff (including consultants), offices and other facilities consistent with such undertaking.

            (b) BY NIPPON KAYAKU. Nippon Kayaku agrees to exert commercially reasonable and diligent efforts to perform its obligations under the Commercialization Plan. In the performance of such work, Nippon Kayaku shall maintain and utilize such staff (including consultants), offices and other facilities consistent with such undertaking.

      3.4 COMMERCIALIZATION EXPENSES. All costs and expenses incurred for commercialization of Products shall be shared equally by the Parties except for Japan in accordance with Exhibit B hereto, provided that such costs and expenses are in accordance with the applicable Commercialization Plan.

      3.5 REGULATORY FILINGS. Neither Party shall take any action that will or could reasonably be expected to unnecessarily impair the other Party's efforts to achieve Regulatory Approvals for which the Party is responsible. Nippon Kayaku and Signal shall, together with any licensee or sublicensee, if any, develop a worldwide development plan to coordinate clinical studies and regulatory filings in all countries for which marketing approval is to be sought with the goal of expediting the approval and marketing of each Product on a worldwide basis.

      3.6 PRODUCT MARKETING PLANS. Subject to and as part of preparing Research and Development Plans and Commercialization Plans approved by the RDMC or CMC, respectively, Nippon Kayaku and Signal shall conduct, or contract with Third Parties to conduct, market analysis and develop marketing plans with the goal of maximizing each Product's Net Sales potential and competitive advantage worldwide through a combination of Product design, development, pricing, packaging, promotion and distribution strategies, which strategies shall be coordinated between and among all countries for which development approval and Regulatory Approval are to be sought.

      3.7 PRODUCT BRAND NAMES. Subject to Research and Development Plans and Commercialization Plans approved by the RDMC or CMC, respectively, and to the extent such strategy is beneficial in a given territory, Nippon Kayaku and Signal shall endeavor to establish a common brand name under which each Product would be marketed worldwide in order to maximize brand equity and the corresponding return on development and marketing expenditures.

      3.8 CONTRACTING FOR SERVICES. Either Party may contract with the other Party for various development and commercialization services, including preclinical and clinical development, regulatory affairs, manufacturing, marketing, sales and distribution services. Any such contracting shall be mutually determined by both Parties on a Product-by-Product basis.



                                      14.

Either Party may provide any such services at its fully-burdened cost plus a commercially reasonable mark-up.

3.9 SUPPLY OF BULK DRUG SUBSTANCE AND DRUG PRODUCT. With respect to Products developed for indications in the PNS Field, the Parties hereby agree that Nippon Kayaku shall have the exclusive right to manufacture and supply bulk drug substance and finished drug product on a worldwide basis. For purposes of determining the transfer price of bulk drug substance and finished drug product supplied by Nippon Kayaku hereunder, such transfer price shall [***]. Nippon Kayaku's unit transfer price for commercial bulk drug substance and finished drug product shall be no more than [***]. Signal further agrees to grant Nippon Kayaku exclusive manufacturing rights for Products developed for indications in the CNS Field, provided the granting of such rights to Nippon Kayaku does not limit the Parties' ability to obtain collaboration partners for indications in the CNS Field in the Rest of the World.

4.    SHARING OF PROFITS OR LOSSES; OTHER PAYMENTS

      4.1 SHARING OF PROFITS OR LOSSES, ALLOWABLE COSTS AND EXPENSES AND COSTS OF GOODS SOLD. Subject to the terms and conditions of this Agreement, Nippon Kayaku and Signal shall participate actively and equally in the Research, Development and commercialization of Research Leads, Development Candidates and Products, and, except as otherwise specifically provided in this Agreement, Nippon Kayaku and Signal shall share equally (50%/50%) the Profits and Losses, Allowable Costs and Expenses and Costs of Goods Sold (as such terms are defined in Exhibit B hereto) for Research Leads, Development Candidates and Products developed and commercialized under this Agreement (excluding Research Leads, Development Candidates and Products developed and commercialized by Nippon Kayaku pursuant to the license granted under Sections 6.1(b)(i) and 6.1(c)(i)) in accordance with the provisions of Exhibit B hereto. For the avoidance of doubt, the Parties represent that, if a Party licenses, sublicenses, sells or assigns its rights under this Agreement to its Affiliates or Third Parties, such Party, its licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder (the Affiliates and the Third Parties) in the aggregate shall take only fifty percent (50%) of Profits and Losses, Allowable Costs and Expenses and Costs of Goods Sold, and the other fifty percent (50%) of Profits and Losses, Allowable Costs and Expenses and Costs of Goods Sold shall in the aggregate be taken by the other Party, its Affiliates, licensees, sublicensees, purchasers and assignees. The Parties agree that if either Party fails to pay its respective share of development and commercialization costs and expenses in accordance with this Agreement (including, without limitation, Exhibit B hereto), then following due notice by the other Party, which shall be given to the non-paying Party and a copy of which shall be given to all of the RDMC members, and provided the non-paying Party has not cured the non-payment within the non-paying Party's fourteen (14) working days of such notice, then, upon the expiration of such fourteen (14) working day period, the non-paying Party shall be deemed to be a non-participating Party, shall forfeit its rights under the preceding sentence and shall be subject to the provisions of Section 4.6.



                                      15.

                      *** Confidential Treatment Requested

      4.2 NIPPON KAYAKU ROYALTIES ON SALES OF PRODUCTS IN JAPAN. In consideration of the license granted to Nippon Kayaku pursuant to Sections 6.1(b)(i) and 6.1(c)(i), Nippon Kayaku shall pay to Signal a royalty of [***] percent ([***]%) of Net Sales of Products by Nippon Kayaku, its Affiliates or sublicensees of Products in the PNS Field in Japan and [***] percent ([***]%) of Net Sales of Products by Nippon Kayaku, its Affiliates or sublicensees of Products in the CNS Field in Japan.

      4.3   ROYALTIES ON SALES OF PRODUCTS OUTSIDE THE FIELD.

            (a)   In consideration of the license granted to Signal under
Section 6.2(a)(i), Signal shall pay to Nippon Kayaku (i) a royalty of [***] percent ([***]%) of Net Sales of Products by Signal, its Affiliates or sublicensees outside the Field plus (ii) any royalties payable by Nippon Kayaku to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Products by Signal, its Affiliates or sublicensees outside the Field.

            (b)   In consideration of the license granted to Nippon Kayaku under
Section 6.2(a)(ii), Nippon Kayaku shall pay to Signal (i) a royalty of [***] percent ([***]%) of Net Sales of Products by Nippon Kayaku, its Affiliates or sublicensees outside the Field plus (ii) any royalties payable by Signal to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Products by Nippon Kayaku, its Affiliates or sublicensees outside the Field.

      4.4   ROYALTIES ON SALES OF OTHER PRODUCTS IN THE FIELD.

            (a)   In consideration of the license granted to Signal under
Section 6.2(b)(i), Signal shall pay to Nippon Kayaku (i) a royalty of [***] percent ([***]%) of Net Sales of Other Products by Signal, its Affiliates or sublicensees in the Field plus (ii) any royalties payable by Nippon Kayaku to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Other Products by Signal, its Affiliates or sublicensees in the Field.

            (b)   In consideration of the license granted to Nippon Kayaku under
Section 6.2(b)(ii), Nippon Kayaku shall pay to Signal (i) a royalty of [***] percent ([***]%) of Net Sales of Other Products by Nippon Kayaku, its Affiliates or sublicensees in the Field plus (ii) any royalties payable by Signal to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Other Products by Nippon Kayaku, its Affiliates or sublicensees in the Field.

      4.5   ROYALTIES ON SALES OF OTHER PRODUCTS OUTSIDE THE FIELD.

            (a)   In consideration of the license granted to Signal under
Section 6.2(c)(i), Signal shall pay to Nippon Kayaku (i) a royalty of [***] percent ([***]%) of Net Sales of Other Products by Signal, its Affiliates or sublicensees outside the Field plus (ii) any royalties payable by Nippon Kayaku to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Other Products by Signal, its Affiliates or sublicensees outside the Field.

            (b)   In consideration of the license granted to Nippon Kayaku under
Section 6.2(c)(ii), Nippon Kayaku shall pay to Signal (i) a royalty of [***] percent ([***]%) of Net Sales of Other Products by Nippon Kayaku, its Affiliates or sublicensees outside the Field plus (ii) any royalties payable by Signal to a Third Party, not to exceed [***] percent ([***]%) of Net Sales of Other Products by Nippon Kayaku, its Affiliates or sublicensees outside the Field.



                                      16.

                      *** Confidential Treatment Requested

      4.6 REDUCTION OF PARTICIPATION. If at any time Nippon Kayaku or Signal, including Nippon Kayaku's or Signal's licensees and sublicensees, willfully reduces its participation in and contribution (i.e., 50% of Research, Development and commercialization costs) to a Project or to regional development and commercialization activity in a certain country or territory in the Rest of the World (in each case, a "Participation Reduction"), the Party reducing its participation and contribution (the "Non-Participating Party") shall be deemed to have dropped out of the Project or such regional development and commercialization activity, and the continuing Party (the "Commercializing Party") shall pay to the Non-Participating Party a royalty of [***] percent ([***]%) of Net Sales of the applicable Product in the Rest of the World in the case of Participation Reduction to the Project, and a royalty of [***] percent ([***]%) of Net Sales of the applicable Product in such country or territory in the case of Participation Reduction to the regional development and commercialization activity, by such Commercializing Party or its Affiliates, licensees or sublicensees.

      4.7 REVENUES ON JOINT LICENSE TO THE THIRD PARTY. If Nippon Kayaku and Signal jointly grant a license to develop and commercialize Research Lead, Development Candidate or Product to the Third Party, Nippon Kayaku and Signal shall share equally (50%/50%) all revenues arising out of such license.

5.    ROYALTY OBLIGATIONS

      5.1 ROYALTIES FOR SALES OF PRODUCTS OR OTHER PRODUCTS. Any royalty obligations of a Party bearing royalty obligations hereunder (the
"Commercializing Party") shall be subject to the provisions of this Article 5.

      5.2 FOREIGN EXCHANGE. All amounts payable hereunder shall be paid in U.S. dollars. The remittance of royalties payable on Net Sales of Products or Net Sales of Other Products shall be payable in U.S. dollars to the Party entitled to receive the royalty hereunder (the "Receiving Party") at a bank and to an account designated by the Receiving Party using the selling rate of exchange for the currency of the country from which the royalties are payable as published by The Wall Street Journal, Eastern U.S. Edition, for the last business day of the quarterly period for which the royalties are due.

      5.3 BLOCKED CURRENCY. In each country where the local currency is blocked and cannot be removed from the country, royalties accrued in that country shall be paid to the Receiving Party in the country in local currency by deposit in a local bank designated by the Receiving Party.

      5.4 TAXES. The Receiving Party shall pay any and all taxes levied on account of such payments it receives under this Agreement. If laws or regulations require that taxes be withheld, the Commercializing Party shall (i) deduct those taxes from the remittable payment, (ii) timely pay the taxes to the proper taxing authority, and (iii) send proof of payment to the Receiving Party and certify its receipt by the tax authorities within sixty (60) days following that payment.

      5.5 PAYMENT AND REPORTING. Royalty payments under this Agreement shall be made to the Receiving Party or its designee quarterly within forty-five (45) days following the end of each calendar quarter for which royalties are due from the Commercializing Party. Each royalty



                                      17.

                      *** Confidential Treatment Requested
payment shall be accompanied by a report summarizing in suitable detail (as determined by the CMC) the Net Sales of Products or Net Sales of Other Products during the relevant three-month period. In addition, the Commercializing Party shall provide a unit sales report to the Receiving Party monthly within thirty
(30) days following the end of each month.

      5.6 DURATION. The Commercializing Party shall pay royalties hereunder, on a country by country basis, until the later of: (i) the last to expire Signal Patent or Collaboration Patent (if Nippon Kayaku is the Commercializing Party) or Nippon Kayaku Patent or Collaboration Patent (if Signal is the Commercializing Party), a Valid Claim of which covers the manufacture, use or sale of such Product or Other Product in such country, or (ii) the date ten (10) years after the date of first commercial sale of such Product or Other Product in such country by the Party, its Affiliates, licensees or sublicensees; provided, however, that all royalty obligations of the Parties shall cease thirty (30) years after the Effective Date.

      5.7 ACCOUNTING. The Commercializing Party shall maintain complete and accurate records, consistent with its general internal recordkeeping policies, which are relevant to revenues, costs, expenses and payments under this Agreement and shall make its internal sales ledgers for sales of Products or Other Products upon which royalties are payable available during reasonable business hours for a period of five (5) years from creation of individual records for examination of any one calendar quarter's or year's records at the other Party's expense and not more often than twice a year by a certified public accountant selected by the other Party and reasonably acceptable to the Commercializing Party, audited for the sole purpose of verifying for the inspecting Party the correctness of calculations of such revenues, costs, expenses or payments made under this Agreement. If any such audit fails to identify underpayments in excess of the lesser of five percent (5%) of the amounts that should have been paid or $100,000 ("Material Underpayments") by the Commercializing Party for any calendar year audited, the Commercializing Party shall reimburse the Party requesting the audit for such discrepancy if the underpayment is identified by such audit and the out-of-pocket expenses of both Parties in such audit shall be borne by the Party requesting the audit. If any Material Underpayments are identified by any such audit for any calendar year audited, the Commercializing Party shall reimburse the Party requesting the audit for such discrepancies and shall bear the out-of-pocket expenses of both Parties in such audit. Any records or accounting information received from the other Party shall be Confidential Information for purposes of Article 7.

      5.8 SALES BY LICENSEES AND SUBLICENSEES. In the event the Commercializing Party grants licenses or sublicenses to Third Parties to make, use and/or sell a Product or Other Product with respect to which a royalty payment is due hereunder, such licenses or sublicenses shall include an obligation for the licensee or sublicensee to account for and report its Net Sales of such Products or Net Sales of such Other Products on the same basis as if such sales were Net Sales of such Products or Net Sales of such Other Products by the Party granting the license or sublicense, and such Party shall account for, report and pay appropriate royalties to the Party receiving royalties under this Agreement as if the Net Sales of such Products or Net Sales of such Other Products of the licensee or sublicensee were Net Sales of such Products or Net Sales of such Other Products of the Party granting the license or sublicense (regardless of whether such Party has actually received payment from the party to whom it granted such license or sublicense), subject to the provisions of Section 5.3 above regarding blocked currency payments.



                                      18.

6.    LICENSE GRANTS

      6.1   LICENSES DURING COLLABORATION.

            (a)   RESEARCH AND DEVELOPMENT LICENSES.

                  (i) Signal grants to Nippon Kayaku an exclusive, except as to Signal, royalty-free, worldwide license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How, to make and use methods and materials solely:

                        (1) to carry out the Research in accordance with the Research and Development Plan for the discovery, identification and investigation of Research Leads in the Field until the earlier of such time as all of the Parties' respective obligations under the Research and Development Plan have been performed in full or the termination of this Agreement in accordance with its terms; and

                        (2) to conduct Development activities in accordance with the Research and Development Plan(s) with respect to Research Leads, Development Candidates and Products in the Field until the earlier of such time as all of the Parties' respective obligations under the Research and Development Plan(s) have been performed in full or the termination of this Agreement in accordance with its terms.

      Signal grants to Nippon Kayaku an exclusive, even as to Signal, royalty-free license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How, to carry out research and development including, but not be limited to, pursuit of Regulatory Approvals and the filing of drug approval applications for Products in the Field in Japan.

                  (ii) Nippon Kayaku grants to Signal an exclusive, except as to Nippon Kayaku, royalty-free, worldwide license, with the right to grant sublicenses, under Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How to make and use methods and materials solely:

                        (1) to carry out the Research in accordance with the Research and Development Plan for the discovery, identification and investigation of Research Leads in the Field until the earlier of such time as all of the Parties' respective obligations under the Research and Development Plan have been performed in full or the termination of this Agreement in accordance with its terms; and

                        (2) to conduct Development activities in accordance with the Research and Development Plan(s) with respect to Research Leads, Development Candidates and Products in the Field until the earlier of such time as all of the Parties' respective obligations under the Research and Development Plan(s) have been performed in full or the termination of this Agreement in accordance with its terms.



                                      19.

            (b)   COMMERCIALIZATION LICENSES IN THE PNS FIELD.

                  (i) Signal shall and hereby does grant to Nippon Kayaku an exclusive (even as to Signal), royalty-bearing license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Products in the PNS Field solely in Japan.

                  (ii) Subject to subparagraph (iii) below, Signal shall and hereby does grant to Nippon Kayaku such licenses, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How, and Nippon Kayaku shall and does hereby grant to Signal such licenses, with the right to grant sublicenses, under the Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How, as, in each case, are necessary or useful to make, have made, use, sell and import Products in the PNS Field in the Rest of the World in accordance with the terms of this Agreement.

                  (iii) In the event of a Participation Reduction pursuant to
Section 4.6, the Non-Participating Party shall and hereby does grant to the Commercializing Party an exclusive (even as to the Non-Participating Party) license, with the right to grant sublicenses, under Non-Participating Party Patents, Non-Participating Party Know-How, Collaboration Patents and Collaboration Know-How to research, develop, make, have made, use, sell and import the applicable Products for the applicable indication in the PNS Field in the Rest of the World in the case of Participation Reduction to the Project, and in the countries or territory in the case of Participation Reduction to the regional development and commercialization activity.

            (c)   COMMERCIALIZATION LICENSES IN THE CNS FIELD.

                  (i) Signal shall and hereby does grant to Nippon Kayaku an exclusive (even as to Signal), royalty-bearing license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Products in the CNS Field solely in Japan.

                  (ii) Subject to subparagraph (iii) below, Signal shall and hereby does grant to Nippon Kayaku, such licenses, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How, and Nippon Kayaku shall and hereby does grant to Signal such licenses, with the right to grant sublicenses, under the Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How, as, in each case, are necessary or useful to make, have made, use, sell and import Products in the CNS Field in the Rest of the World in accordance with the terms of this Agreement.

                  (iii) In the event of a Participation Reduction pursuant to
Section 4.6, the Non-Participating Party shall and hereby does grant to the Commercializing Party an exclusive (even as to the Non-Participating Party), license, with the right to grant sublicenses, under Non-Participating Party Patents, Non-Participating Party Know-How, Collaboration Patents and Collaboration Know-How to research, develop, make, have made, use, sell and import the applicable Products for the applicable indication in the CNS Field in the Rest of the



                                      20.

World in the case of Participation Reduction to the Project, and in the countries or territory in the case of Participation Reduction to the regional development and commercialization activity.

      The licenses granted pursuant to subsections (b)(ii) and (c)(ii) above shall be subject to the obligation of the Parties to share Profits and Losses, Allowable Costs and Expenses and Costs of Goods Sold in accordance with Section
4.1 above and Exhibit B hereto and shall not be royalty-bearing.

            (d) LICENSE TO THE THIRD PARTY. If neither Party wishes to conduct or continue Development or commercialization of Research Lead, Development Candidate or Product and a Third Party wishes to conduct such Development or commercialization, Nippon Kayaku and Signal shall mutually agree whether to grant a license to such Third Party, and if the Parties determine to grant such a license, the Parties shall jointly grant such license.

      6.2   COMMERCIALIZATION LICENSES FOR OTHER PRODUCTS AND OUTSIDE THE FIELD.

            (a)   PRODUCTS OUTSIDE THE FIELD.

                  (i) Nippon Kayaku shall and hereby does grant to Signal a co-exclusive (with Nippon Kayaku), worldwide, royalty-bearing license, with the right to grant sublicenses, under Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Products outside the Field, subject to the Parties' rights and obligations under Section 4.3; and

                  (ii) Signal shall and hereby does grant to Nippon Kayaku a co-exclusive (with Signal), worldwide, royalty-bearing license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Products outside the Field, subject to the Parties' rights and obligations under
Section 4.3.

            (b)   OTHER PRODUCTS IN THE FIELD.

                  (i) Nippon Kayaku shall and hereby does grant to Signal a co-exclusive (with Nippon Kayaku), worldwide, royalty-bearing license, with the right to grant sublicenses, under Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Other Products in the Field, subject to the Parties' rights and obligations under Section 4.4; and

                  (ii) Signal shall and hereby does grant to Nippon Kayaku a co-exclusive (with Signal), worldwide, royalty-bearing license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Other Products in the Field, subject to the Parties' rights and obligations under Section 4.4.

            (c)   OTHER PRODUCTS OUTSIDE THE FIELD.

                  (i) Nippon Kayaku shall and hereby does grant to Signal a co-exclusive (with Nippon Kayaku), worldwide, royalty-bearing license, with the right to grant



                                      21.

sublicenses, under Nippon Kayaku Patents, Nippon Kayaku Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Other Products outside the Field, subject to the Parties' rights and obligations under Section 4.5; and

                  (ii) Signal shall and hereby does grant to Nippon Kayaku a co-exclusive (with Signal), worldwide, royalty-bearing license, with the right to grant sublicenses, under Signal Patents, Signal Know-How, Collaboration Patents and Collaboration Know-How to make, have made, use, sell and import Other Products outside the Field, subject to the Parties' rights and obligations under Section 4.5.

      6.3 LICENSES AND SUBLICENSES. Each Party shall notify any permitted licensee and sublicensee hereunder of all rights and obligations of such Party under this Agreement licensed to such licensee and sublicensee and shall have such licensee and sublicensee bear the same obligations as such Party bears under this Agreement as long as not inapplicable; provided, however, that if both Parties propose to grant licenses or sublicenses of their rights and obligations under this Agreement to the same licensee or sublicensee, then the Parties shall grant such license or sublicense jointly in accordance with the provisions of Section 4.7. Upon termination of this Agreement for breach pursuant to Section 10.2, any existing licenses or sublicenses granted by the defaulting or terminating Party shall continue in full force and effect following such termination, in accordance with their respective terms and conditions, as licenses or sublicenses of the non-defaulting Party.

      6.4 DURATION OF LICENSES. Subject to the provisions of any particular license granted under this Article 6 and unless earlier terminated pursuant to
Article 10, all licenses granted under this Article 6 shall continue in force on a country-by-country basis from the Effective Date so long as the Collaboration or the commercial sale of a Product or Other Product is continuing.

7.    CONFIDENTIALITY; PUBLICATIONS

      7.1   CONFIDENTIALITY; EXCEPTIONS.

            (a) NONDISCLOSURE. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the term of this Agreement and a ten (10) year period thereafter, the receiving Party shall keep confidential and shall not publish or otherwise disclose or use for any purpose, other than as provided for in this Agreement, any Know-How, information included in any pending application included in the applicable Patents or other materials furnished to it by the other Party pursuant to the Collaboration Agreement or this Agreement or developed or acquired in connection with the Collaboration (collectively, "Confidential Information").

            (b) EXCEPTIONS. The restrictions under this Section 7.1 shall not apply to the extent that it can be established by the receiving Party that such Confidential Information:

                  (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party;

                  (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;



                                      22.

                  (iii) becomes generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

                  (iv) is lawfully received by the receiving Party from a Third Party who does not acquire it, directly or indirectly, from the other Party under an obligation of confidence after its disclosure.

      7.2 AUTHORIZED DISCLOSURE. Each Party may disclose Confidential Information hereunder to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or conducting pre-clinical or clinical trials, provided that a Party making any such disclosure shall give prompt notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, shall use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed and to minimize the extent of such disclosure. Each Party also may disclose to its licensee or sublicensee and contracted service providers for the Collaboration, under confidentiality obligations, Confidential Information.

      7.3 PUBLICATIONS. Either Party may publish or present the results of the Research and Development hereunder subject to the prior review by the other Party for patentability and protection of Confidential Information. Each party (the "submitting Party") shall provide to the other the opportunity to review any proposed abstract, manuscript or presentation which covers the results of the Research and Development hereunder by delivering a copy thereof to the other Party (the "reviewing Party") no less than thirty (30) days before its intended submission for publication or presentation. The reviewing Party shall have twenty (20) days from its receipt of any such abstract, manuscript or presentation in which to notify the submitting Party in writing of any specific concern, based upon either the need to seek patent protection or concern regarding competitive disadvantage arising from the proposal. In the absence of such a notice within such twenty (20) day period, the publication or presentation of such abstract, manuscript or presentation shall be deemed approved by the reviewing Party. In the event of concern, the submitting Party agrees not to submit such publication or to make such presentation that contains such Confidential Information until the reviewing Party is given a reasonable period of time (not to exceed forty-five (45) days from the date the reviewing Party notifies the submitting Party in writing of the concern) to seek patent protection for any material in such publication or presentation which it believes is patentable, or up to fifteen (15) days to resolve any other issues. Each Party also agrees to delete from any such proposed publication or presentation any Confidential Information of the other Party upon its reasonable request based upon the commercial value of the secrecy of such Confidential Information.

      7.4 PUBLIC DISCLOSURE. The Parties shall agree to the public announcement of the execution of this Agreement excluding provisions relating to detailed financial provisions; provided, however, that the Parties shall negotiate the contents of the public announcement with each other and decide on them prior to the public announcement. Thereafter, the Parties shall consult and agree with each other prior to the issuances of any press releases that discuss aspects of the Collaboration; provided, however, that each Party shall be entitled to make public disclosures required by law, including compliance with securities laws.



                                      23.

8.    OWNERSHIP OF INTELLECTUAL PROPERTY AND PATENT RIGHTS

      8.1 OWNERSHIP OF COLLABORATION PATENTS; NIPPON KAYAKU PATENTS; SIGNAL PATENTS. Nippon Kayaku and Signal shall be joint owners of all Collaboration Patents with all ownership rights under such Collaboration Patents as fully entitled by law, subject only to the licenses expressly granted herein. The Parties agree to take all such actions, including execution of all documents, necessary or appropriate so that the Collaboration Patents shall be owned jointly by Nippon Kayaku and Signal. Nippon Kayaku shall retain all right, title and interest in and to any Nippon Kayaku Patents, subject only to the licenses expressly granted herein. Signal shall retain all right, title and interest in and to any Signal Patents, subject only to the licenses expressly granted herein. Each Party acknowledges and agrees, subject to the first sentence of this Section 8.1, that any and all discoveries, know-how, inventions, methods and ideas and the like made or discovered solely by officers, employees, consultants or agents of a Party shall be owned solely by it and that any and all discoveries, know-how, inventions, methods, ideas and the like made jointly by officers, employees, consultants or agents of both Parties shall be jointly owned, as determined in accordance with the rules of inventorship under United States patent law.

      8.2   PATENT FILINGS.

            (a) NIPPON KAYAKU PATENTS. Nippon Kayaku shall supervise and direct patenting of all inventions covered by any Nippon Kayaku Patents, and shall file and prosecute all patent applications covering any Nippon Kayaku Patents. All Patent Costs and Nippon Kayaku's internal costs and expenses of filing, prosecuting and maintaining the Nippon Kayaku Patents shall be borne by Nippon Kayaku. Nippon Kayaku shall maintain all Patents that issue on such applications.

            (b) SIGNAL PATENTS. Signal shall supervise and direct patenting of all inventions covered by any Signal Patents, and shall file and prosecute all patent applications covering any Signal Patents. All Patent Costs and Signal's internal costs and expenses of filing, prosecuting and maintaining the Signal Patents shall be borne by Signal. Signal shall maintain all Patents that issue on such applications.

            (c) COLLABORATION PATENTS. The responsibility for the preparation, filing, prosecution and maintenance of Collaboration Patents shall be administered by the RDMC, or, if the RDMC is no longer in existence, the CMC (or a subcommittee of the RDMC or CMC, as applicable, for which the RDMC or CMC shall be responsible). The Parties intend that:

                  (i) Either Party may refer any dispute regarding the preparation, filing, prosecution or maintenance of Collaboration Patents to the appropriate officers of the Parties for consideration and resolution pursuant to
Article 12;

                  (ii) Unless otherwise determined by the RDMC or CMC, as applicable, the supervision and direction of patenting of all inventions covered by the Collaboration Patents, and filing and prosecution of all patent applications covering Collaboration Patents, shall be the responsibility of Signal in the United States, shall be the



                                      24.

responsibility of Nippon Kayaku in Japan and shall be the responsibility of a Party determined by the RDMC or CMC in other countries; and

                  (iii) The Parties shall share equally the external Patent Costs of preparing, filing, prosecuting and maintaining the Collaboration Patents and shall each bear their own internal costs and expenses of filing, prosecuting and maintaining the Collaboration Patents.

            (d) COOPERATION. Each Party agrees to cooperate with the Party responsible for the filing, prosecution and maintenance of Patents. Such cooperation shall include the timely and complete execution of all documents necessary or appropriate for such responsible Party to fulfill its obligations hereunder.

            (e) RESTRICTIONS ON TRANSFER. No Collaboration Patents shall be assigned, transferred or licensed by a Party to any Third Party without the prior written consent of the other Party; provided, however, that a Party may, without the consent of the other Party, grant sublicenses under Section 6.1 or
Section 6.2.

            (f) ELECTION NOT TO PURSUE. If a Party decides, at any time, not to file or maintain any Patent as provided hereunder, it shall give the other Party notice to this effect and upon such notice such other Party shall have the right, but not the obligation, to file and maintain such Patent, in its own name and at its own expense, and, if it so elects to file and maintain, then the Party deciding not to so file or maintain shall assign to such other Party the rights in such Patent, and such Patent shall be included in the Patents of the Party to whom such Patent is assigned and subject to all applicable license grants hereunder.

      8.3   ENFORCEMENT RIGHTS.

            (a) DEFENSE AND SETTLEMENT OF THIRD PARTY CLAIMS. If a Third Party asserts that a Patent or other right owned by it is infringed by the manufacture, use or sale of any pharmaceutical product subject to any of the licenses granted under Article 6 during the term of this Agreement, the Party designated by the RDMC (or, if the RDMC is no longer in existence, the CMC) shall control the defense of such claim at its initial cost and expense; provided, however, that in the event that such matter includes claims with respect to the Collaboration Patents or Collaboration Know-How or with respect to a Product being commercialized jointly by the Parties, the RDMC (or, if the RDMC is no longer in existence, the CMC) shall determine how to respond to such claim, and shall designate the Party responsible for controlling the defense of such claim, with the initial cost and expense of such defense to be shared equally by the Parties. No settlement shall be entered into without the prior written consent of both Parties if such settlement would adversely affect either Party's interests, which consent shall not be unreasonably withheld.

            (b) INFRINGEMENT BY THIRD PARTIES. If any Signal Patent, Nippon Kayaku Patent or Collaboration Patent is infringed by a Third Party in any country in connection with the manufacture, use and sale of any pharmaceutical product subject to any of the licenses granted under Article 6 in such country during the Term of this Agreement, the Party to this Agreement (including, for purposes of this Section 8.3(b), such Party's licensees and sublicensees, and purchasers or assignees of its rights or obligations hereunder) first having knowledge of such



                                      25.

infringement shall promptly notify the other in writing. The notice shall set forth the facts of that infringement in reasonable detail. In the event a Collaboration Patent, Nippon Kayaku Patent or Signal Patent is infringed by a Third Party, the RDMC (or, if the RDMC is no longer in existence, the CMC) shall designate the Party responsible for controlling any action or proceeding with respect to such infringement, and, to the extent that the other Party Controls or has any right, title or interest in such Patent, such other Party shall have the right, at its own expense, to be represented in any action involving any such Patent by counsel of its own choice. If the Party designated by the RDMC or CMC fails to bring an action or proceeding within a period of sixty (60) days after having knowledge of infringement of such Patent, then, to the extent that the other Party Controls or has any right, title or interest in such Patent, such other Party shall have the right to bring and control any such action by counsel of its own choice, and the first Party shall have the right to be represented in any such action by counsel of its own choice at its own expense. If one Party brings any such action or proceeding, the other Party agrees to be joined as a Party plaintiff if necessary to prosecute the action and to give the first Party reasonable assistance and authority to file and prosecute the suit.

            (c) MONETARY AWARDS. Any damages or other monetary awards recovered shall be allocated first, to the costs and expenses of the Party or Parties bringing suit, and then to the costs and expenses, if any, of the other Party. Any amounts remaining shall be allocated as follows: (i) in accordance with the allocation of Profits and Losses of the Parties if there has been no Participation Reduction, or (ii) to the Party bringing the suit, which amounts shall be treated as Net Sales of Products or Net Sales of Other Products subject to the applicable royalty obligations set forth in this Agreement. A settlement or consent judgment or other voluntary final disposition of a suit under Section 8.3(b) may not be entered into without the prior written consent of the Party not bringing the suit, which consent shall not be unreasonably withheld.

            (d) INFRINGEMENT OF COLLABORATION PATENTS OUTSIDE THE FIELD. With respect to infringement of the Collaboration Patents outside the Field, the Parties shall consult with each other regarding the institution, prosecution and control of any action or proceeding with respect to the infringement of any of the Collaboration Patents. In the absence of agreement, each Party may proceed in such manner as the law permits. Each Party shall bear its own expenses, and any damages or other monetary awards recovered shall be allocated first, to the costs and expenses of the Party or Parties bringing suit, and then to the costs and expenses, if any, of the other Party. Any amounts remaining shall be shared equally by the Parties.

9.    REPRESENTATIONS AND WARRANTIES; EXCLUSIVITY

      9.1 REPRESENTATIONS AND WARRANTIES. Each of the Parties hereby represents and warrants and covenants as follows:

            (a) BINDING OBLIGATION. This Agreement is legally and validly binding upon each Party and enforceable in accordance with its terms. The execution, delivery and performance of this Agreement by each Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.



                                      26.

            (b) NO CONFLICTING GRANTS. Except as set forth in Section 2.4(b), each Party has not granted, and during the term of this Agreement shall not grant, any right to any Third Party relating to its respective technology including Know-How and Patents in the Field which would conflict with the rights granted to the other Party hereunder.

            (c) VALID LICENSE. Each Party owns or Controls under valid licenses with right of sublicense all of the rights, title and interest in and to its Know-How. Each Party warrants that to the best of its knowledge, except as otherwise disclosed, no license, sublicense or any of its Patents for which the other Party is granted rights hereunder is invalid as of the Effective Date and each Party shall inform the other Party promptly if it makes any determination to the contrary.

            (d) NO THIRD PARTY LICENSES NEEDED. Neither Party is currently aware of any license from any Third Party (other than any license such Party has previously obtained) necessary to enable the Parties to conduct the Research and Development activities or commercialize the pharmaceutical products contemplated by this Agreement.

      9.2 LIMITATION ON WARRANTIES. Nothing herein shall be construed as a representation or warranty by either Party to the other that any Patent or Know-How or other intellectual property right owned or Controlled by such Party is valid, enforceable, or not infringed by any Third Party, or that the practice of such rights does not infringe any property right of any Third Party. Neither Party makes any warranties, express or implied, concerning the success of the Research and Development, or the commercial utility of Research Leads or Development Candidates or any pharmaceutical products developed or commercialized hereunder.

      EXCEPT AS EXPRESSLY MADE HEREIN, EACH PARTY DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF NONINFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OF ANY RESEARCH LEAD, DEVELOPMENT CANDIDATE OR PRODUCT, OR ANY REPRESENTATION OR WARRANTY THAT A RESEARCH LEAD, DEVELOPMENT CANDIDATE OR PRODUCT ENCOMPASSED BY THE RIGHTS LICENSED HEREUNDER WILL NOT INFRINGE ANY THIRD PARTY'S INTELLECTUAL PROPERTY RIGHTS.

      9.3 NEGATIVE COVENANTS. Each Party hereby covenants to the other that such Party shall not use or practice the other Party's Patents or Know-How in any field or in any manner except as specifically licensed under this Agreement.

10.   TERM AND TERMINATION

      10.1 TERM. The term of this Agreement (the "Term") shall commence as of the Effective Date and, unless sooner terminated as provided herein, shall continue in effect until the later of (a) the expiration or invalidation of the last Valid Claim of a Nippon Kayaku Patent, Signal Patent or Collaboration Patent in effect in any country, (b) ten (10) years from the first commercial sale of a Product in the last country for which Regulatory Approval of a Product is sought pursuant to the Research and Development Plan(s) and Commercialization Plan(s) and



                                      27.

obtained or (c) conclusion or termination of any and all Research and Development under this Agreement.

      10.2  TERMINATION FOR BREACH.

            (a) BREACH BY SIGNAL. If Signal materially breaches this Agreement at any time, and has not cured such breach within ninety (90) days after written notice thereof from Nippon Kayaku, then Nippon Kayaku shall have the right to terminate this Agreement effective upon written notice thereof, whereupon (i) all licenses granted by Nippon Kayaku to Signal hereunder shall terminate and revert to Nippon Kayaku, (ii) all licenses granted to Nippon Kayaku shall remain in full force and effect so long as Nippon Kayaku is not in breach of its obligations to Signal under this Agreement and (iii) Signal shall return to Nippon Kayaku all Confidential Information of Nippon Kayaku.

            (b) BREACH BY NIPPON KAYAKU. If Nippon Kayaku materially breaches this Agreement, at any time, and has not cured such breach within ninety (90) days after written notice thereof from Signal, then Signal shall have the right to terminate this Agreement effective upon written notice thereof, whereupon (i) all licenses granted by Signal to Nippon Kayaku hereunder shall terminate and revert to Signal, (ii) all licenses granted to Signal shall remain in full force and effect so long as Signal is not in breach of its obligations to Nippon Kayaku under this Agreement and (iii) Nippon Kayaku shall return to Signal all Confidential Information of Signal.

      10.3 TERMINATION FOR BANKRUPTCY. Either Party shall have the right to terminate this Agreement forthwith by written notice to the other Party (i) if the other Party is declared insolvent or bankrupt by a court of competent jurisdiction or (ii) if a voluntary or involuntary petition in bankruptcy is filed in any court of competent jurisdiction against the other Party and is not dismissed or otherwise invalidated by the court within sixty (60) days.

      10.4 SURVIVING RIGHTS. The obligations and rights of the Parties under Sections 6.2 (except as otherwise provided in Section 10.2), 6.3, 6.4, 8.1, 8.2(c), 8.2(d), 8.2(e), 10.2, 10.4, 10.5, 10.6, 11.1 and 11.2 and Articles 4, 5,
7, 12 and 13 shall survive termination or expiration of this Agreement.

      10.5 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either Party, its licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder prior to such termination or expiration, including, without limitation, any payment obligations of the Parties and any and all damages arising from any breach hereunder. Such termination or expiration shall not relieve either Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

      10.6 TERMINATION NOT SOLE REMEDY. Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies shall remain available except as agreed to otherwise herein.



                                      28.

11.   INDEMNIFICATION; INSURANCE

      11.1 RESEARCH AND DEVELOPMENT INDEMNIFICATION. Each Party (the "Indemnifying Party") shall indemnify, defend and hold the other Party (the "Indemnified Party") harmless from and against any and all suits, judgments, damages, claims, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys' fees ("Losses"):

            (a) arising out of (i) any injuries to person and/or damage to property resulting from willful misconduct or negligent acts of the Indemnifying Party performed in carrying out the Research, Development or commercialization activities hereunder, including failure by the Indemnifying Party to provide the Indemnified Party with any Know-How of the Indemnifying Party which, if timely received, would have avoided injury, death or damage, provided such failure to provide such Know-How is due to willful misconduct or negligence on the part of the Indemnifying Party, or (ii) personal injury to the Indemnified Party's employees or agents or damage to the Indemnified Party's property resulting from acts performed by (or the failure to perform acts), under the direction of, or at the request of the Indemnifying Party (other than acts otherwise required to be performed by the Indemnified Party by this Agreement) in carrying out activities contemplated by this Agreement; or

            (b) with respect to pharmaceutical products covered by this Agreement (determined on a country-by-country basis), resulting directly from the manufacture, use, handling, storage, sale or other disposition of chemical agents, other materials or such products by the Indemnifying Party, its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder, except to the extent such Losses result directly or principally from the willful misconduct or negligence of the Indemnified Party, its Affiliates, licensees and sublicensees or purchasers and assignees of its rights or obligations hereunder.

      Each Party shall require indemnification, consistent with this Article 11, from its Third Party contractors, licensees and sublicensees, and purchasers and assignees of its rights or obligations hereunder.

      11.2 INDEMNIFICATION PROCEDURES. In the event that Indemnified Party is seeking indemnification under Section 11.1, it shall inform the Indemnifying Party of a claim as soon as reasonably practicable after it receives notice of the claim, shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration), and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim.

      11.3 INSURANCE. Each Party shall maintain suitable amounts of insurance coverage for clinical trial and commercial product liability proportionate to the risks and exposures and standard for the industry and the respective territories in which Products are developed and commercialized. The Parties shall work with one another to coordinate such appropriate insurance coverage for the activities contemplated by the Parties under this Agreement.

12.   DISPUTE RESOLUTION

      12.1 DISPUTES. The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party's or its licensees' or sublicensees' rights and/or



                                      29.

obligations hereunder or which relate to rights and/or obligations sold or assigned to purchaser or assignee from the Party hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of such disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 12 if and when such a dispute arises between the Parties.

      12.2  DISPUTE RESOLUTION PROCEDURES.

      If the Parties or the RDMC or CMC cannot resolve the dispute within twenty
(20) days of formal request by either Party to the other, any Party may, by written notice to the other (the "Dispute Notice"), have such dispute referred to their respective officers designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated officers are as follows:

      For Nippon Kayaku:   Head, Research & Development Division
                           Pharmaceuticals Group

      For Signal:          Chief Executive Officer

      Any such dispute arising out of or relating to this Agreement which is not satisfactorily resolved between the Parties or the designated officers of the Parties pursuant to the foregoing shall be resolved by final and binding arbitration conducted in Honolulu, Hawaii, USA under the current Licensing Agreement Arbitration Rules of the American Arbitration Association ("AAA"); provided, however, that depositions shall be permitted as follows: each Party may take no more than seven (7) depositions with a maximum of six (6) hours of examination time per deposition, and each such deposition shall take place in Honolulu, Hawaii, USA, unless otherwise agreed by the Parties. The arbitration shall be conducted by three (3) arbitrators who are knowledgeable in the subject matter which is at issue in the dispute and who are selected by mutual agreement of the Parties or, failing such agreement, shall be selected according to the AAA rules. In conducting the arbitration, the arbitrators shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction or replevin of property. The arbitrators shall also be able to award actual, general or consequential damages, but shall not award any other form of damages (i.e., punitive damages). The Parties shall share equally the arbitrators' fees and expenses pending the resolution of the arbitration unless the arbitrators, pursuant to their right but not their obligations, require the nonprevailing Party to bear all or any portion of the costs of the prevailing Party. The decision of the arbitrators shall be final and may be sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party.

13.   MISCELLANEOUS

      13.1  ASSIGNMENT.

            (a) GENERALLY. Except as otherwise set forth in subparagraph (b) below, either Party may sell, assign or sublicense all or a portion of its rights or obligations under this Agreement in any country to one or more of its Affiliates and/or Third Parties (including, without limitation, in connection with the sale of all or substantially all of a Party's assets or a



                                      30.

merger or other change of management or ownership control of either Party); provided, however, that the selling, assigning or sublicensing Party (the "Selling Party"), together with the purchasers, assignees and sublicensees of such Party's rights or obligations hereunder, shall continue to be bound by the terms of this Agreement as long as not inapplicable. In the event of the sale of all or substantially all of a Party's assets, a merger or other change of management or ownership control, the other Party shall not have a right of first refusal to acquire the rights of the Selling Party hereunder. Each Party agrees to provide the other Party with prior written notice of any intended sale, assignment or sublicense of such Party's rights hereunder and shall permit the other Party to make a proposal to acquire such rights, which offer the Selling Party may elect to accept or reject in its sole discretion.

            (b) RESTRICTION. Neither Party shall sell, assign, license or sublicense all or a portion of its rights hereunder to any Affiliate or Third Party that is selling or developing any pharmaceutical product directly competitive with, and a direct substitute product for, Products being developed or commercialized hereunder and to any affiliate of such Third Party.

            (c) SUCCESSORS AND ASSIGNS. This Agreement (including, without limitation, the provisions of Section 13.1(b)) shall be binding upon and inure to the benefit of the successors, permitted assigns, licensees and sublicensees of each of the Parties. Any assignment not in accordance with this Agreement shall be void.

      13.2 CONSENTS NOT UNREASONABLY WITHHELD. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld, and whenever in this Agreement provision is made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

      13.3 FORCE MAJEURE. Neither Party shall lose any rights hereunder or be liable to the other Party for damages or losses on account of failure of performance by the defaulting Party if the failure is occasioned by government action, war, fire, explosion, flood, strike, lockout, embargo, act of God, or any other similar cause beyond the control of the defaulting Party, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.

      13.4 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or useful in order to carry out the purposes and intent of this Agreement.

      13.5 NO TRADEMARK RIGHTS. Except as otherwise provided herein, no right, express or implied, is granted by this Agreement to use in any manner the name "Signal" or "Nippon Kayaku" or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of this Agreement.

      13.6 NOTICES. All notices hereunder shall be in writing, and shall be given by hand with written acknowledgement of receipt by the receiving Party, mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties



                                      31.

at the addresses set forth below (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof). Notices given by hand shall be effective when delivered and notices sent by mail or express courier service shall be effective five (5) days after they are sent.

      If to Signal, to:            Signal Pharmaceuticals, Inc.
                                   5555 Oberlin Drive
                                   San Diego, CA 92121
                                   Attention:  Alan J. Lewis, Ph.D.
                                               President and Chief Executive
                                               Officer
                                   Telephone:  (858) 558-7500
                                   Telecopy:   (858) 558-7513

      If to Nippon Kayaku, to:     Nippon Kayaku Co., Ltd.
                                   31-12, Shimo 3-chome
                                   Kita-ku, Tokyo 115-8588
                                   Japan
                                   Attention:  Mr. Katsuhiro Aikawa
                                               Director, General Manager
                                               Research and Development Division
                                               Pharmaceuticals Group
                                   Telephone:  03-3598-5200
                                   Telecopy:   03-3598-5421

      13.7 WAIVER. Except as specifically provided for herein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party's rights or remedies provided in this Agreement.

      13.8 SEVERABILITY. If any term, covenant or condition of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held to be invalid or unenforceable, then (i) the remainder of this Agreement, or the application of such term, covenant or condition to Parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law; and (ii) the Parties covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid or unenforceable, it being the intent of the Parties that the basic purposes and economic terms of this Agreement are to be effectuated.

      13.9 AMBIGUITIES. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

      13.10 COUNTERPARTS. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.



                                      32.

      13.11 ENTIRE AGREEMENT. This Agreement sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersedes and terminates all prior agreements and understanding between the Parties with respect to the subject matter of this Agreement, including, without limitation, the Collaboration Agreement, the Secrecy Agreement dated September 20, 1996 and the Material Transfer Agreement dated May 19, 1997. There are no covenants, promises, agreements, warranties, representations conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by the respective authorized officers of the Parties.

      13.12 GOVERNING LAW. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of California and the federal law of the United States of America, without regard to conflicts of law rules.

      13.13 HEADINGS. The Article headings and Section headings are placed herein merely as a matter of convenience and are not to be constructed as a part of this Agreement.



                                      33.

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

SIGNAL PHARMACEUTICALS, INC.              NIPPON KAYAKU CO., LTD.


By: /s/ Alan J. Lewis                     By: /s/ Haruo Inose
   ----------------------------------        ----------------------------------

Name: ALAN J. LEWIS, PH.D.                Name: HARUO INOSE
     --------------------------------          --------------------------------

Title: President and Chief Executive      Title: Managing Director
       Officer                                   Head of Pharmaceuticals Group
      -------------------------------           -------------------------------


Date: February ___,2000                   Date: February ___,2000
     --------------------------------          --------------------------------



EXHIBITS

A     NSP6783 and/or its Salt
B     Sharing of Profits and Losses


SCHEDULES

I     Nippon Kayaku Patents
II    Signal Patents
III   Collaboration Patents
IV    Initial RDMC Members



                                      34.

                                    EXHIBIT A

                             NSP6783 AND/OR ITS SALT





                                     [***]






                                       1.

                      *** Confidential Treatment Requested

                                    EXHIBIT B

                          SHARING OF PROFITS OR LOSSES
           UNDER THE JOINT DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

      THIS EXHIBIT B to the Joint Development and Commercialization Agreement (the "Agreement") effective as of February 9, 2000, between NIPPON KAYAKU CO., LTD. ("Nippon Kayaku"), and SIGNAL PHARMACEUTICALS, INC. ("Signal"), addresses the accounting policies and procedures to be followed in determining Profits or Losses. Terms not defined in this Exhibit shall have the meanings set forth in the Agreement.

      FOR PURPOSES OF THIS EXHIBIT ONLY, the accounting for research, development and sale of each Research Lead, Development Candidate or Product, together with certain related costs and expenses, and the receipt of any applicable royalties and non-royalty payments for such Research Lead, Development Candidate or Product, shall be referred to as the Joint Venture. The Joint Venture is not intended to be and is not a legal entity and has been defined for identification purposes only.

1.    CALCULATION OF PROFIT OR LOSS

      The Profit or Loss for each Research Lead, Development Candidate or Product shall be determined on a product-by-product basis and shall be equal to:
(i) Revenues plus Net Sales of Products (as defined in the Agreement) in the Territory, less (ii) Allowable Costs and Expenses and Costs of Goods Sold (each as defined below), plus or minus (iii) Net Interest Income of a Party in connection with the development, manufacturing, marketing or selling of such Research Lead, Development Candidate or Product, plus or minus (iv) Other Non-Operating and Extraordinary Gains (Losses) incurred by or on behalf of a Party in connection with the development, manufacturing, marketing or selling of Research Leads, Development Candidates or Products, all as more fully described below. Each Party shall calculate and maintain detailed records of its Allowable Costs and Expenses and Costs of Goods Sold and shall report to the RDMC or CMC, as appropriate, and to the other Party such Allowable Costs and Expenses and Costs of Goods Sold on a monthly basis (or at such other intervals as the RDMC or CMC shall direct) by the end of the month following the end of the applicable month. All calculations hereunder shall be made using, and all defined and undefined terms shall be construed in accordance with, U.S. generally accepted accounting principles, consistently applied, and consistent with generally accepted methods for activity-based project costing for similar products in similar industries. Without limiting the foregoing, no cost item subject to sharing by the Parties hereunder shall be included more than once in calculating Profit or Loss. The Parties anticipate that neither Party shall incur expenses which are included in the Profit or Loss calculation unless the RDMC or CMC, as applicable, has agreed that such Party shall incur such expenses.

2.    REPORTING AND PAYMENT

      The fiscal year of the Joint Venture shall be a twelve (12) month period ending on December 31 or such portion thereof as shall be applicable. The Joint Venture's first, second,



                                       1.

third and fourth quarters shall end on March 31, June 30, September 30 and December 31, respectively.

      Reporting by the RDMC or CMC, as applicable, for the Joint Venture revenues and expenses shall be performed as follows:


      REPORTING EVENT              FREQUENCY         TIMING OF SUBMISSION
      ---------------              ---------         --------------------
Preliminary                        Monthly         30-45 days following the
                                                   end of each month

Actuals (with adjustments for      Quarterly       30-45 days following the
all prior months of quarter)                       end of each quarter

      The RDMC or CMC, as applicable, shall be responsible for the preparation of reports, calculation of the Profit or Loss to be shared and determination of the cash settlement between the Parties. The RDMC or CMC, as applicable, shall provide to the Parties, by the submission dates shown above, a statement showing the Joint Venture's results for the preceding calendar month or quarter, as applicable, and year to date in the format set forth in Schedule B-1 hereto, comparing monthly or quarterly results and year to date results to revenue forecasts and expense budgets, calculating the Profit or Loss as provided in paragraph 1 above and Schedule B-1 hereto, and determining the cash settlement required. To the extent any quarter-end adjustments to the Joint Venture are determined in good faith by the RDMC or CMC, as applicable, to be appropriate, an appropriate adjustment to Profit or Loss for the applicable quarter shall be made and an appropriate payment shall be made by the applicable Party within thirty (30) days following receipt of the invoice issued by other Party based on the RDMC's or CMC's report describing such adjustment. Any such adjustment payment shall be without interest if such amount is less than the lesser of (a) [***] percent ([***]%) of Profits or Losses for such quarter or (b) [***], and shall bear interest from the due date for the invoice at the prime rate, as published in The Wall Street Journal (Eastern U.S. Edition) on the last business day preceding such date if such amount is greater than or equal to the lesser of
(x) [***] percent ([***]%) of Profits or Losses for such quarter or (y) [***].

3. DEFINITIONS. As a supplement to the definitions provided in Article 1 of the Agreement, the following accounting terms shall be further specified as follows. As used herein, the term "operating unit" shall mean the standard operating unit in which a profit and loss statement is prepared for management accounting purposes in the Party's normal accounting procedures, consistently applied within and across its operating units.

      "TERRITORY" shall mean the Rest of the World.

      "ALLOCABLE OVERHEAD" shall mean (for any particular cost item) a Party's internal allocation, based on direct project headcount or other generally accepted activity-based accounting methods, of indirect overhead costs incurred by a Party or any of its operating units to support and carry out the activities of the specific business function, such as development, manufacturing, and sales and marketing, with respect to a Research Lead, Development Candidate or Product for the Territory, which indirect costs may include but are not limited to: indirect labor costs; occupancy costs; repair and maintenance costs; office supplies and service



                                       2.

                      *** Confidential Treatment Requested
costs; equipment costs; insurance costs; and outside professional and other service costs. Such overhead shall exclude any indirect costs associated with large start-up expenses or any excess or unused capacity not directly related to a Research Lead, Development Candidate or Product for the Territory. Furthermore, overhead costs of a Party or operating units that are not engaged in the development, manufacturing, marketing or selling of a Research Lead, Development Candidate or Product in the Territory shall not be recoverable as Allocable Overhead or otherwise, except as provided herein.

      "ALLOWABLE COSTS AND EXPENSES" shall mean those costs and expenses incurred by the Parties or for their account that are specifically attributable or related to the research (to the extent consistent with the terms of the Agreement), development, manufacturing, marketing or selling of a Research Lead, Development Candidate or Product in the Territory, and consisting of: (i) Research and Development Expenses, (ii) Sales and Marketing Expenses and (iii) General and Administrative Expenses.

      "COST OF GOODS SOLD" shall mean the manufactured cost of a Product shipped in final therapeutic form, calculated on a fully burdened basis (i.e., including Allocable Overhead specifically attributable thereto). The "cost of a Product shipped in final therapeutic form" shall mean the cost of Product shipped in bulk form plus the cost of final manufacturing. The "cost of a Product shipped in bulk form" shall mean the standard unit cost of Product in bulk form calculated in accordance with the customary cost accounting methods, consistently applied, of the Party performing the work. Standard unit cost generally consists of direct material, direct labor and Allocable Overhead specifically attributable to the Product at standard. The cost of final manufacturing shall be calculated in accordance with customary cost accounting methods, consistently applied, of the Party performing the work. Final manufacturing costs generally consist of direct material, direct labor and Allocable Overhead directly attributable to the Product at standard.

      Direct material costs shall include, but not be limited to, the costs incurred in purchasing raw materials and finished goods, including (without limitation) freight, sales and excise taxes imposed thereon and customs duty and charges levied by government authorities, and all costs of packaging components.

      Direct labor shall include, but not be limited to, the cost of employees engaged in direct manufacturing activities who are directly employed in Product manufacturing and packaging for the Territory.

      Allocable Overhead included in Cost of Goods Sold shall include, but not be limited to, other indirect costs associated with the operating unit(s) manufacturing a Product for the Territory. Such Allocable Overhead shall include, but not be limited to, expenses associated with: warehousing of a Product in the Territory; quality assurance, manufacturing and engineering associated with the operating unit(s) manufacturing a Product for the Territory; and depreciation, repairs and maintenance, insurance and property taxes associated with the plant(s) manufacturing Products for the Territory. Allocable Overhead shall not include costs associated with capacity not incorporated into standard unit costs. Standard unit costs shall exclude costs associated with excess or unused capacity not directly related to Products for the Territory.



                                       3.

      Costs of Goods Sold shall also include, but not be limited to, (i) manufacturing variances and other attributable costs not in standard (but excluding capacity not incorporated into standard manufacturing unit costs) such as, but not limited to, material price variances, labor hour variances, material usage variances, excess and obsolescence, inventory reserves and batches that do not conform to specification, and (ii) actual Third Party royalty expenses.

      Third Party royalty expenses shall include, but not be limited to, royalties or other compensation payable to a Third Party possessing or having a license under patents and/or other technology rights relating to the manufacture, sale, use, offer for sale or import of a Product for the Territory.

      "RESEARCH AND DEVELOPMENT EXPENSES" shall mean the expenses incurred by a Party or for its account that are attributable to the Research or Development of a Research Lead, Development Candidate or Product for the Territory, calculated on a fully burdened basis (i.e., including Allocable Overhead specifically attributable thereto). Without limiting the generality of the foregoing, "Research and Development Expenses" shall mean amounts paid by a Party to Third Parties involved in the Research or Development of a Research Lead, Development Candidate or Product for the Territory, and all internal costs (calculated on a full-time equivalent basis) incurred by a Party in connection with the Research or Development of a Research Lead, Development Candidate or Product for the Territory. Research and Development Expenses shall include, but are not limited to, the following costs incurred for the Research or Development of a Research Lead, Development Candidate or Product for the Territory: the costs of modifying and optimizing a prospective Research Lead, Development Candidate or Product, including its chemical structure and formulation, to achieve product development goals regarding efficacy, safety, dosing and route of administration; the cost of studies on the toxicological, pharmacokinetic, metabolic or clinical aspects of a prospective Product conducted internally or by individual investigators or consultants necessary or desirable for the purpose of obtaining and/or maintaining Regulatory Approval of a Product in a country of the Territory; costs (and related fees) for preparing, submitting, reviewing or developing data or information for the purpose of submission to a governmental authority to obtain and/or maintain Regulatory Approval of a Product in a country of the Territory; and manufacturing process development and scale-up for a Product in bulk and finished form for the Territory for purposes of conducting preclinical and clinical studies necessary to obtain and/or maintain Regulatory Approval of Products in a country of the Territory. In addition, Research and Development Expenses shall include, but are not limited to, the following development costs incurred by the Parties in support of or for extension of the applicable Product in the Territory after the First Commercial Sale: Phase IV clinical trials; ongoing product development (e.g., new formulations and routes of administration); ongoing product support; ongoing medical affairs; and fees and expenses of outside consultants and counsel in respect of regulatory affairs.

      "SALES AND MARKETING EXPENSES" shall mean the costs which are incurred by a Party or for its account attributable to the distribution, sale, promotion and marketing of a Product in the Territory, calculated on a fully burdened basis (i.e., including Allocable Overhead specifically attributable thereto). Sales and Marketing Expenses shall mean the sum of Selling Expenses, Marketing Management, Market and Consumer Research, Advertising, Trade Promotion, Consumer Promotion, Education Expenses and Freight and Transportation-Out, each of which is specified below. The costs of activities which promote a Party's business as a whole without



                                       4.

being product specific (such as corporate image advertising) are specifically excluded from Sales and Marketing Expenses. To the extent multiple products are involved and some of such products are not Products, then such allowances shall be allocated on a pro rata basis based upon net sales of each respective product by such operating unit during the most recent quarter.

      "ADVERTISING" shall include, but not be limited to, all media costs associated with Product advertising in the Territory as follows: production expense/artwork including set up; design and art work for an advertisement; the cost of securing print space, air time, etc. in newspapers, magazines, trade journals, television, radio, billboards, etc.

      "CONSUMER PROMOTION" shall include, but not be limited to, the expenses associated with programs to promote a Product in the Territory directly to the prescriber or end user. This category shall include, but not be limited to, expenses associated with promoting products directly to the professional community such as professional samples, professional literature, promotional material costs, patient aids and detailing aids. To the extent multiple products are involved and some of such products are not the applicable Product, then such allowances shall be allocated on a pro rata basis based upon net sales of each respective product by such operating unit during the most recent quarter.

      "EDUCATION EXPENSES" shall include, but not be limited to, expenses associated with professional education with respect to a Product in the Territory through any means not covered above, including, but not be limited to, articles appearing in journals, newspapers, magazines or other media; seminars, scientific exhibits, and conventions; and symposia, advisory boards and opinion leader development activities.

      "FREIGHT AND TRANSPORTATION-OUT" shall include (to the extent not already recovered in the calculation of Net Sales), but not be limited to, the portion of distribution costs relating to moving Product goods in the Territory from a warehouse to the customer as follows: outbound transportation costs; costs of moving goods from a manufacturing point to a warehouse at another location from which it is ultimately to be distributed to a customer; the costs of the traffic department where there is a separate department that has responsibility for administration of freight costs.

      "MARKET AND CONSUMER RESEARCH" shall include, but not be limited to, compensation and departmental expenses for market and consumer research personnel and payments to Third Parties related to conducting and monitoring professional and consumer appraisals of existing, new or proposed Products in the Territory, such as market share services (e.g., IMS data), special research testing and focus groups.

      "MARKETING MANAGEMENT" shall include, but not be limited to, product management and sales promotion management compensation and departmental expenses. This shall include, but not be limited to, costs associated with developing overall sales and marketing strategies (e.g., product line or customer segment), as well as planning and programs for Products in the Territory. In addition, payments to Third Parties in connection with trademark selection, filing, prosecution and enforcement in the Territory shall be included in this category.



                                       5.

      "SELLING EXPENSES" shall include, but not be limited to, the following costs directly associated with the efforts of field sales representatives with respect to Products in the Territory: field sales force; field sales offices; home offices; staffs directly involved in the management of and the performance of the selling functions; and payments to Third Parties under contract sales and marketing agreements. The costs of detailing sales calls shall be allocated on a weighted average basis based on the proportionate time and effort given to the detailing of Products versus drug products other than a Product at an accounting charge rate consistently applied within and across a Party's or a Third Party's operating units and which is no less favorable than the internal charge rate used by such Party or such Third Party for its own internal cost accounting purposes for drug products other than the Product (excluding internal profit margins and markups).

      "TRADE PROMOTION" shall include, but not be limited to, the allowances given to retailers, brokers, distributors, hospital buying groups, etc. for purchasing, promoting, and distribution of Products in the Territory. This shall include, but not be limited to, purchasing, advertising, new distribution, and display allowances as well as free goods, wholesale allowances and reasonable field sales samples.

      "GENERAL AND ADMINISTRATIVE EXPENSES" shall mean a Party's customary allocation, based on direct project headcount or other generally accepted activity-based accounting methods, of the costs of the following corporate general and administrative functions of such Party or any of its operating units incurred to support or facilitate the development, manufacturing, marketing or selling of Research Leads, Development Candidates or Products in the Territory: finance and accounting; purchasing and receiving; management information systems; facilities; human resources; executive management; and legal, patent and trademark. Such costs include, but not be limited to, the costs of employees performing such functions, the direct costs of supporting such individuals in the performance of their jobs (e.g., travel, floor space, computers and other supplies and telephones) and the actual cost of outside services (e.g., consulting and audit services). General and administrative expenses of a Party or operating unit that are incurred in the Research, Development, manufacturing, marketing or selling of a Research Lead, Development Candidate or Product in Japan shall be excluded from General and Administrative Expenses. In view of the manner in which General and Administrative Expenses are calculated, administration expenses shall be excluded from the definition of each of the other cost items that make up Allowable Costs and Expenses and Costs of Goods Sold.

      Notwithstanding any other provision of this Agreement, commencing as of the first (1st ) anniversary of the First Commercial Sale of a Product, total General and Administrative Expenses shall not exceed [***] percent ([***]%) of Net Sales of such Product in the Territory in any quarter, except as otherwise agreed in writing by the CMC.

      "NET INTEREST INCOME" shall mean interest income less interest expense and adjusted for realized gains and losses from the sale of investments.

      "NET SALES OF PRODUCTS" shall have the meaning provided in Section 1.23 of the Agreement.



                                       6.

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

      "OTHER NON-OPERATING AND EXTRAORDINARY GAINS (LOSSES)" shall mean gains or losses incurred either from secondary or auxiliary activities of the Joint Venture, outside the ordinary and primary course of business, or unusual and infrequent gains and losses of material amounts.

      "PROFIT OR LOSS" shall have the meaning ascribed to it in paragraph 1 above.

      "REVENUES" shall mean the amounts received from the Third Party pursuant to Section 4.7 of the Agreement.

4.    FOREIGN EXCHANGE

      The functional currency for accounting for Profit or Loss shall be U.S. Dollars.

      The statement of Profit or Loss shall be translated into U.S. Dollars using, for each currency, the selling rate of exchange for the currency of the country from which the royalties are payable as published by The Wall Street Journal, Eastern U.S. Edition, for the last business day of the quarterly period for which a payment due.

5.    REPORTING OF ALLOWABLE COSTS AND EXPENSES AND COSTS OF GOODS SOLD

      To the extent that, consistent with the applicable Research and Development Plan or Commercialization Plan, a Party or a Third Party with whom such Party has contracted incurs Allowable Costs and Expenses and Costs of Goods Sold, such Party shall promptly provide the RDMC or CMC, as applicable, with a reasonably detailed written invoice for such Allowable Costs and Expenses and Costs of Goods Sold, and such Allowable Costs and Expenses and Costs of Goods Sold shall be accounted for in the fiscal quarter in which such invoice is received by the RDMC or CMC, as applicable.

6.    AUDITS

      Each Party shall have the right to request that a mutually agreed independent public accounting firm performs an audit of the RDMC's or CMC's, as applicable, books of accounts for the sole purpose of verifying compliance with this Exhibit B. Such audits shall be conducted at the expense of the Party requesting the audit; provided, however, that if the audit results in an amount payable to the auditing Party that exceeds the lesser of (i) [***] percent ([***]%) of Losses or Profits or (ii) [***] in any quarter, the reasonable cost of the audit shall be borne by the other Party. Any disputes with regard to the foregoing shall be resolved in accordance with Article 12 of the Agreement. Audit results shall be shared with both Parties. Audits are limited to the same time periods as provided in Section 5.7 of the Agreement.

      Each Party shall also have the right to request that an independent public accounting firm of national standing reasonably acceptable to the other Party performs an audit of the other Party's books of accounts for the sole purpose of verifying invoices for the audited Party's Allowable Costs and Expenses and Costs of Goods Sold submitted to the RDMC or CMC hereunder. Such audits shall be conducted at the expense of the auditing Party; provided, however, that if the audit results in an amount payable to the auditing Party that exceeds [***] percent ([***]%) of the audited Party's Allowable Costs and Expenses and Costs of Goods Sold in any period, the reasonable cost of the audit shall be borne by the audited Party. Audit results



                                       7.

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

shall be shared with both Parties. Audits are limited to the same time periods as provided in Section 5.7 of the Agreement.

7.    PAYMENT OF EXPENSES AND COSTS BY THE PARTIES

      There shall be no pooling or deposit of funds significantly prior to incurring Allowable Costs and Expenses and Costs of Goods Sold hereunder. Instead, Nippon Kayaku and Signal shall promptly pay their respective share of fixed Allowable Costs and Expenses and Costs of Goods Sold (e.g., project labor and Allocable Overhead) on a monthly basis, payable in advance. Each of Nippon Kayaku and Signal shall pay in advance fifty percent (50%) of all deposits required by suppliers prior to the start of services under Third Party contracts. Nippon Kayaku and Signal shall pay their respective share of variable Allowable Costs and Expenses and Costs of Goods Sold (e.g., costs and expenses of preclinical and clinical studies and drug materials) within thirty (30) days of receipt of the invoice accompanying the applicable monthly or quarterly financial statement of the Joint Venture.

8.    SHARING OF PROFITS AND LOSSES

      As provided in the Agreement, the Parties share equally (50%/50%) the Profit or Loss for each quarterly period, subject to the provisions of Section
4.6 of the Agreement.

9.    START OF OPERATIONS

      Operation of the Joint Venture shall be deemed to have commenced on the Effective Date of the Agreement.

10. EXPENSES PERTAINING TO SALES OF A PRODUCT IN THE TERRITORY AND OUTSIDE THE TERRITORY

      (a) In the event an expense is of benefit or utility to the Research, Development or commercialization of a Research Lead, Development Candidate or Product in the Territory, then 100% of such expense shall be charged to the Joint Venture.

      (b) In the event an expense is of sole benefit or utility to the Research, Development or commercialization of a Research Lead, Development Candidate or Product in Japan, then 100% of such expense shall be borne by Nippon Kayaku and shall not be charged to the Joint Venture.

      11.   CAPITAL INVESTMENTS

      Notwithstanding anything to the contrary in the Agreement or herein, any capital investment required to be made (consistent with the applicable Research and Development Plan or Commercialization Plan) in connection with a Research Lead, Development Candidate or Product (such as a capital investment in a manufacturing facility) are to be borne by the Party making such capital investment initially and recouped through an appropriate depreciation charge to the Joint Venture.



                                       8.

                                  SCHEDULE B-1

                   PROFIT AND LOSS FINANCIAL STATEMENT FORMAT

                                                  Nippon
                                                  Kayaku     Signal     Total
                                                  ------     ------     -----
REVENUES
--------
Revenues:
    Royalty Payments
    Non-Royalty Payments
Total Revenues

Gross Product Sales
Less:
    Trade, Cash & Quantity Credits/Discounts
    Allowance for Returns/Rejections
    Handling Fees/Restocking Expenses
    Freight & Transportation-In
    Taxes & Duties
    Governmental Chargebacks/Rebates
Total Net  Sales of Product

Total Revenues

Cost of Goods Sold:
    Standard Direct Material Cost
    Standard Direct Labor Costs
    Manufacturing Variances
    Third Party Royalty Expenses
    Allocable Overhead
Total Cost of Goods Sold

Gross Profit

ALLOWABLE COSTS AND EXPENSES
----------------------------
Research and Development Expenses:
    Product Development
    Pre-Clinical Pharmacology & Toxicology
    Clinical Trials
    Regulatory Affairs
    Other Contract R&D
    Allocable Overhead
Total Research and Development Expenses

Sales and Marketing Expenses:
    Selling Expenses
    Marketing Management
    Market & Consumer Research
    Advertising
    Trade Promotion
    Consumer Promotion
    Education
    Freight & Transportation-Out
    Allocable Overhead
Total Sales and Marketing Expenses



                                       1.

                                                  Nippon
                                                  Kayaku     Signal     Total
                                                  ------     ------     -----
General and Administrative Expenses:
    Finance & Accounting
    Purchasing & Receiving
    Management Information Systems
    Facilities
    Human Resources
    Executive Management
    Legal & Patent
Total General and Administrative Expenses

Operating Profit (Loss)

Interest Income (Expense)-Net

Other Non-Operating and Extraordinary Gains
    (Losses) Net (with attendant schedule)

Profit (Loss)

Adjustments for Non-Cash Items
    (with attendant schedule)

Adjustments per paragraph 10(a)

Balancing Receipt (Payment) per paragraph 7



                                       2.

                                   SCHEDULE I

                              NIPPON KAYAKU PATENTS

      Nippon Kayaku Patents on NK5805 or its derivatives

   Country            Appln. No.            Filing Date        Patent No.

   [***]              [***]                 [***]              [***]                 [***]




                                       1.

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

  [***]               [***]                 [***]              [***]                   [***]



                                       2.

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

  [***]               [***]                 [***]              [***]                   [***]

[***]


                                       3.

                      *** Confidential Treatment Requested

                                   SCHEDULE II

                                 SIGNAL PATENTS

                                     [***]

                                       1.

                      *** Confidential Treatment Requested

                                     [***]


                                       2.

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

                                  SCHEDULE III

                              COLLABORATION PATENTS

                                     [***]

                                       1.

                      *** Confidential Treatment Requested

                                   SCHEDULE IV

                              INITIAL RDMC MEMBERS



Initial Signal Representatives:

      David Anderson, Ph.D.
      Anthony Manning, Ph.D.
      Shripad Bhagwat, Ph.D.

Initial Nippon Kayaku Representatives:

      Kunio Nishii, Ph.D.
      Yuh-ichiro Ichikawa, Ph.D.
      Takaaki Okuma, Ph.D.



                                       1.